NOTICE: PLEASE COMPLETE THE ENCLOSED PROXY BALLOT

AND RETURN IT AS SOON AS POSSIBLE.

SKYLINE FUNDS

C/O SKYLINE ASSET MANAGEMENT, L.P.

311 South Wacker Drive

Suite 4500

Chicago, Illinois 60606

SKYLINE SPECIAL EQUITIES PORTFOLIO

Meeting of Shareholders

To Be Held on December 18, 2007

Dear Fellow Shareholder:

You are cordially invited to attend a special shareholder meeting of the Skyline Special Equities Portfolio, the sole series of Skyline Funds (“Skyline Funds”) (throughout this letter and the related proxy materials we refer to this Skyline Special Equities Portfolio as the “Existing Fund”), to be held on December 18, 2007. I would like to provide you with additional background and ask for your vote on an important proposal affecting the Existing Fund.

The Board of Trustees of Skyline Funds, a Massachusetts business trust advised by Skyline Asset Management, L.P. (“Skyline”), and the Board of Trustees of Managers AMG Funds (“Managers AMG Funds”), a Massachusetts business trust advised by Managers Investment Group LLC (“Managers”), have each approved a proposed reorganization whereby the Existing Fund would be reorganized into a newly created series of Managers AMG Funds (the “Reorganization”). Skyline and Managers are each affiliates of Affiliated Managers Group, Inc. (“AMG”). To carry out the Reorganization, Managers AMG Funds is creating a new fund with substantially similar investment objectives, strategies and policies as the Existing Fund, which will be called the Skyline Special Equities Portfolio (throughout this letter and the related proxy materials we refer to this Skyline Special Equities Portfolio as the “New Fund”). We are seeking your approval to reorganize the Existing Fund into the New Fund. Information regarding the Reorganization is contained in the enclosed proxy materials.

In the Reorganization, the Existing Fund will transfer all of its assets to the New Fund. In exchange for these assets, the New Fund will assume all of the liabilities of the Existing Fund and deliver to shareholders of the Existing Fund shares of the New Fund with a value equal to the value of the Existing Fund shares immediately prior to the Reorganization. The Reorganization will qualify as a tax-free transaction. Managers and Skyline have agreed that Managers will pay the expenses of the Reorganization, except that Skyline will pay for proxy solicitation costs, so that shareholders of the Skyline Funds will not bear any of these costs.

A primary purpose of the Reorganization is to permit Skyline, the current investment adviser of the Existing Fund since 1995, to relinquish its administrative and marketing related responsibilities and bring even greater focus to its portfolio management activities. Pursuant to the Reorganization, Managers will serve as the investment manager to the New Fund and Skyline will serve as the subadvisor to the New Fund. As a result, the Skyline personnel involved in managing the New Fund’s portfolio will be the same personnel currently managing the Existing Fund’s portfolio. Oversight of the New Fund will be provided by the Board of Trustees of Managers AMG Funds, and, as the investment manager of the New Fund, Managers will provide investment oversight, administration, and shareholder services for the New Fund.

The Board of Trustees of Skyline Funds has unanimously approved the Reorganization and believes that approval of the Reorganization is in the best interests of shareholders. Accordingly, your Board recommends that you vote in favor of the Reorganization.

Please read the enclosed proxy materials and consider the information provided carefully. Your vote is very important to us. We encourage you to promptly vote by telephone or the Internet or to complete and mail your proxy ballot. No postage is necessary if you mail it in the United States. If you have any questions about the proxy materials, or the proposed Reorganization, please call your investment professional or the Existing Fund at 1-800-828-2759.

Very truly yours,

William M. Dutton President of Skyline Funds

SKYLINE FUNDS

C/O SKYLINE ASSET MANAGEMENT, L.P.

311 South Wacker Drive

Suite 4500

Chicago, Illinois 60606

QUESTIONS AND ANSWERS

Your vote is important!

Q:	WHAT AM I BEING ASKED TO VOTE ON?

A:	As a shareholder of the Existing Fund, you are being asked to vote to approve the Reorganization of the Existing Fund into the New Fund, a series of Managers AMG Funds, pursuant to an Agreement and Plan of Reorganization between Skyline Funds and Managers AMG Funds. In connection with the Reorganization, the Existing Fund will transfer all of its assets to the New Fund, the New Fund will assume all of the liabilities of the Existing Fund, and you will receive shares of the New Fund (the “New Fund Shares”) with a value equal to the value of your shares of the Existing Fund immediately prior to the Reorganization. Upon completion of the Reorganization, you will become a shareholder of the New Fund.

Q:	HAS THE EXISTING FUND’S BOARD OF TRUSTEES APPROVED THE REORGANIZATION?

A:	Yes. The Board of Trustees of Skyline Funds unanimously approved the Reorganization on September 18, 2007 and recommends that you vote to approve the Reorganization.

Q:	WHY IS THE BOARD RECOMMENDING THE REORGANIZATION?

A:	The Board of Trustees of Skyline Funds has concluded that participation in the proposed Reorganization is in the best interest of the Existing Fund and its shareholders. In reaching this conclusion, the Board considered several factors:

•	The Reorganization will permit shareholders of the Existing Fund to become shareholders of the New Fund.

•

Skyline, who will serve as the investment subadvisor for the New Fund, will continue to be responsible for the day-to-day management of the portfolio. In becoming the subadvisor, Skyline will relinquish its administrative and marketing related responsibilities that it previously had so as to bring even greater focus to its portfolio management activities.

•

Managers, an independently managed subsidiary of AMG, will assume the overall investment oversight, administration, and shareholder servicing responsibilities as the investment manager of the New Fund. Managers currently provides investment management and administration to a family of 31 other mutual funds and is committed to providing shareholders with access to a complete array of investment products and state-of-the-art shareholder services. As a shareholder in the New Fund, you will have access to the Managers family of funds with the ability to exchange into certain other Managers funds.

•

Shareholders will enjoy lower expenses in the New Fund. Because Managers has contractually agreed to maintain the New Fund’s expenses at a lower level for two years and because of economies of scale expected to be achieved through the proposed Reorganization, expenses of the New Fund will be lower than those of the Existing Fund. The Reorganization will also be tax free for federal income tax purposes.

Q:	WHO WILL MANAGE MY FUND ONCE THE REORGANIZATION IS COMPLETED?

A:	Managers will serve as the investment manager of the New Fund, and Skyline, the Existing Fund’s current adviser, will serve as the New Fund’s subadvisor. As the subadvisor for the New Fund, Skyline will continue to have day-to-day portfolio management responsibility of the New Fund’s portfolio after the Reorganization. The New Fund’s portfolio will be managed in the same manner and by the same personnel as the Existing Fund.

Q:	HOW DO THE INVESTMENT OBJECTIVE AND POLICIES OF THE EXISTING FUND AND THE NEW FUND COMPARE?

A:	The investment objective and policies of the New Fund are substantially identical to those of the Existing Fund.

Q:	WILL THE FUND EXPENSES THAT I BEAR AS A SHAREHOLDER OF THE NEW FUND BE HIGHER THAN THE EXPENSES I CURRENTLY BEAR AS A SHAREHOLDER OF THE EXISTING FUND?

A:	No. It is anticipated that the New Fund will operate with a total expense ratio that is lower than the total expense ratio of the Existing Fund. This means that the expenses you will bear as a shareholder of the New Fund will be less than the expenses you currently bear as a shareholder of the Existing Fund. Managers has contractually agreed to maintain the New Fund’s expenses at a lower level for two years.

Q:	WILL I, OR MY FUND, NEED TO PAY FEES OR TAXES AS A RESULT OF THE REORGANIZATION?

A:	No. The Reorganization will not trigger any sales commission or other fees for shareholders. Also, the Reorganization is expected to be a tax-free transaction for shareholders of the Existing Fund for U.S. federal income tax purposes. Your cost basis in shares of the Existing Fund will carryover to shares of the New Fund upon the closing of the Reorganization.

Q:	WHAT HAPPENS IF SHAREHOLDERS OF THE EXISTING FUND DO NOT APPROVE THE REORGANIZATION?

A:	In that event, the Existing Fund will not participate in the Reorganization. The Board of Trustees of Skyline Funds will determine what further action, if any, is appropriate.

Q:	WHAT HAPPENS IF I DO NOT WISH TO PARTICIPATE IN THE REORGANIZATION OF THE EXISTING FUND, OR WHAT IF I DO NOT WISH TO OWN SHARES OF THE NEW FUND?

A:	Assuming the Reorganization is approved by shareholders, you may redeem your shares of the Existing Fund at any time before the last business day prior to the closing date of the Reorganization. After the closing date, you may also redeem your shares of the New Fund on any day in accordance with the procedures applicable to the New Fund. Such redemptions may be taxable to you.

Q:	WHEN WILL THE REORGANIZATION OCCUR?

A:	The approval of the Reorganization by the Existing Fund will require the affirmative vote of a majority of the outstanding shares of the Existing Fund. If approved, we expect the Reorganization to be completed by December 31, 2007, or sooner, provided all of the other closing conditions have been satisfied.

Q:	WHEN WILL THE SHAREHOLDER MEETING BE HELD?

A:	The Shareholder Meeting is scheduled to be held on December 18, 2007.

Q:	HOW DO I VOTE MY SHARES?

A:	You can vote your shares by telephone or through the Internet by following the instructions on the enclosed proxy card(s) or by completing and signing the enclosed proxy card(s), and mailing it/them in the enclosed postage paid envelope. If you have any questions regarding the proposals or how to vote your shares, please call Skyline Funds at 1-800-828-2759.

2

SKYLINE SPECIAL EQUITIES PORTFOLIO

A SERIES OF

SKYLINE FUNDS

C/O SKYLINE ASSET MANAGEMENT, L.P.

311 South Wacker Drive

Suite 4500

Chicago, Illinois 60606

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR DECEMBER 18, 2007

This is the formal notice and agenda for the special shareholder meeting of Skyline Special Equities Portfolio (the “Existing Fund”), a series of Skyline Funds (“Skyline Funds”). This notice tells the shareholders of the Existing Fund what proposals will be voted on and the time and place of the meeting. We refer in this notice (and the proxy materials included with the notice) to the Skyline Special Equities Portfolio, a newly created series of Managers AMG Funds (“Managers AMG Funds”), as the “New Fund.” We refer to the Existing Fund and the New Fund together as the “Funds.”

To the Shareholders of the Skyline Special Equities Portfolio:

A special meeting of shareholders of Skyline Special Equities Portfolio will be held on December 18, 2007 at 10:00 a.m. (Chicago Time) at 311 South Wacker Drive, 18th Floor, Chicago, Illinois 60606 (the “Meeting”). At the Meeting, we will ask you to vote on:

1.	A proposal to approve the reorganization of the Existing Fund into the New Fund in exchange for shares of the New Fund (the “Reorganization”).

2.	Any other business that properly comes before the Meeting.

Only shareholders of record of the Existing Fund as of the close of business on October 16, 2007 are entitled to receive this notice and vote at the Meeting. Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy ballot (voting instruction card).

By Order of the Board of Trustees of Skyline Funds,

Christine C. Carsman, Secretary October 26, 2007

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU ARE ENTITLED TO VOTE.

3

October 26, 2007

SKYLINE FUNDS

C/O SKYLINE ASSET MANAGEMENT, L.P.

311 South Wacker Drive

Suite 4500

Chicago, Illinois 60606

1-800-828-2759

MANAGERS AMG FUNDS

800 Connecticut Avenue

Norwalk, Connecticut 06854

1-800-835-3879

What is this document and why are we sending it to you?

This document is both the proxy statement for the Existing Fund and a prospectus for the New Fund, and we refer to this document as the “Proxy Statement/Prospectus.” It contains the information that shareholders of the Existing Fund should know before voting on the approval of a proposed Agreement and Plan of Reorganization (the “Plan”) that provides for the Reorganization of the Existing Fund into the New Fund. Please retain this Proxy Statement/Prospectus for future reference. If shareholders of the Existing Fund do not approve the Reorganization, the Existing Fund will not participate in the Reorganization and will continue its operations beyond the date of the Reorganization. In such event, the Board of Trustees of Skyline Funds will consider what further action, if any, is appropriate. If the Reorganization is approved, we expect the Reorganization will be completed by December 31, 2007, or sooner, provided all of the other closing conditions have been satisfied.

How will the reorganization work?

The Reorganization of the Existing Fund will involve three steps:

1.	the transfer of all of the assets of the Existing Fund to the New Fund in exchange for the assumption by the New Fund of all of the liabilities of the Existing Fund and the delivery to the Existing Fund of shares of the New Fund with a value equal to the value of the assets transferred by the Existing Fund, net of the liabilities assumed by the New Fund (all as determined immediately prior to the transaction);

2.	the pro rata distribution of shares of the New Fund to the shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

3.	the liquidation and termination of the Existing Fund.

As a result of the Reorganization, shareholders of the Existing Fund will receive shares of the New Fund. The total value of the New Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Existing Fund that you held immediately before the Reorganization. A copy of the Plan is attached to this document as Appendix A.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Is additional information about the funds available?

Yes, additional information about the Existing Fund is available in the:

•	Prospectus of the Existing Fund;

•	Annual and Semi-Annual Reports to shareholders of the Existing Fund; and

•	Statement of Additional Information, or “SAI,” of the Existing Fund.

These documents are on file with the Securities and Exchange Commission, which we refer to in the Proxy Statement/Prospectus as the “SEC.”

The effective Prospectus of the Existing Fund dated May 1, 2007, Management’s Discussion of Fund Performance and the audited financial statements for the most recent fiscal year included in the Existing Fund’s most recent Annual Report dated December 31, 2006, and the Existing Fund’s most recent Semi-Annual report dated June 30, 2007, which contains unaudited fi nancial statements for the six months ended June 30, 2007, have been previously mailed to shareholders and are incorporated by reference (meaning such documents are legally considered to be part of this Proxy Statement/Prospectus).

The SAI relating to this Proxy Statement/Prospectus dated October 26, 2007 also is incorporated by reference and is legally considered to be part of this document.

The New Fund will not commence operations until the Reorganization is completed.

The Existing Fund is currently advised by Skyline Asset Management, L.P. (“Skyline”). Managers Investment Group LLC (“Managers”) will serve as the investment manager to the New Fund. Skyline will serve as the subadvisor of the New Fund. If the Reorganization is approved, shareholders of the Existing Fund will own shares of the New Fund, which is managed by Managers with Skyline as the subadvisor. The New Fund will be advised in the same manner and by the same personnel as the Existing Fund because Skyline will continue to have day-to-day portfolio management responsibility as subadvisor for the New Fund.

4

Copies of all of these documents are available upon request without charge by writing to or calling:

Managers Investment Group LLC	Skyline Funds
800 Connecticut Avenue	c/o Skyline Asset Management, L.P.
Norwalk, Connecticut 06854	311 South Wacker Drive
Attention: Operations	Suite 4500
1-800-835-3879	Chicago, Illinois 60606
1-800-828-2759

You also may view or obtain copies of these documents from the SEC:

In Person:	At the SEC’s Public Reference Room in Washington,
D.C. Call 202-551-8090 for hours of operation.

By Mail:	Public Reference Section
Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov
(Skyline Funds for information on the Existing Fund)

www.managersinvest.com

www.skylinelp.com

Other important things to note:

•	An investment in the New Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other government agency.

•	FV You may lose money by investing in the New Fund.

5

i

I.	SYNOPSIS

The Reorganization

The Boards of Trustees for both Skyline Funds and Managers AMG Funds approved the Reorganization. In connection with the Reorganization, Skyline Funds has agreed to use reasonable efforts to obtain the approval of the Existing Fund’s shareholders for the reorganization of the Existing Fund (a series of Skyline Funds) into the New Fund (a series of Managers AMG Funds). Skyline also agreed to use reasonable efforts to help prepare these proxy solicitation materials, process them through the SEC and obtain the necessary shareholder approvals.

The Existing Fund called this special shareholders’ meeting to allow the shareholders of the Existing Fund to vote on the proposed Reorganization of the Existing Fund into the New Fund.

The Existing Fund currently is advised by Skyline. Following the Reorganization, the New Fund will be managed by Managers and subadvised by Skyline. Skyline will continue to have day-to-day portfolio management responsibility as the subadvisor for the New Fund, and Skyline will manage the portfolio of the New Fund in the same manner and by the same personnel as it does for the Existing Fund following the Reorganization.

As part of the Reorganization, overall investment management responsibility, administration, and shareholder servicing will be assumed by Managers.

Federal Income Tax Consequences

It is intended that the Reorganization will not result in the recognition of income, gain or loss for U.S. federal income tax purposes for the Existing Fund or its shareholders. The receipt by the New Fund and the Existing Fund of an opinion of counsel to the effect that the Reorganization will be treated as a tax-free transaction for U.S. federal income tax purposes to the Existing Fund and its shareholders and the New Fund is a condition to the closing of the Reorganization. See “The Reorganization—Federal Income Tax Consequences.”

Investment Objective and Policies

The investment objective and policies of the New Fund are substantially identical to those of the Existing Fund. The investment objective of the New Fund and the Existing Fund is to seek maximum capital appreciation primarily through investment in common stocks that the portfolio manager considers to be undervalued. Both the Existing Fund’s and New Fund’s investment objective is not a fundamental policy and thus may be changed by the respective Fund’s Board of Trustees without shareholder approval.

Under normal circumstances, each Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The Existing Fund invests primarily in the common stocks of small capitalization U.S. companies and the New Fund invests primarily in the common and preferred stocks of small capitalization U.S. companies. Skyline generally considers a company to be a “small capitalization” company if its outstanding shares have an aggregate market value of less than $2 billion at the time of purchase. Each Fund emphasizes investments in companies that have below average valuations and above average earnings growth prospects. Each Fund may also invest in stocks that are depressed due to current problems at the company, but for which Skyline has an expectation that the company’s operations will improve. Although there are no material differences among the investment policies of the Funds, the investment policies of the New Fund are described differently from those of the Existing Fund so that the New Fund’s disclosure will be similar to that of other funds in the Managers Funds family of funds.

The Funds invest in companies that generally fall into one of the following three categories:

1.	A company that is selling at a price/earnings ratio below the average for the overall stock market, and that Skyline believes will achieve above-average growth in earnings.

2.	A company that has experienced problems leading to a depressed stock price where Skyline believes that there is a reasonable likelihood that the company’s operations will improve.

3.	A company that does not fall into the above categories, but, because of special circumstances, appears undervalued and, consequently, offers potential for appreciation.

As the adviser to the Existing Fund and the subadvisor to the New Fund, Skyline employs (and will employ) an investment and research group, with three investment teams each covering specific sectors of the small cap universe. When looking for investment ideas, the investment and research group relies on a number of sources, both internal and external. Typical sources used to identify prospects include outside research services, computer screening, and an internally-developed watch list of stocks. The investment and research group screens stocks using:

•	Valuation measures, including price to earnings, price to book, price to cash flow, and price to sales ratios;

•	Earnings growth prospects;

•	Small capitalization range; and

•	A bottom-up approach—one stock at a time, without market forecasts.

Potential investments that pass the initial review stage are researched in-depth by a member of the investment and research group. For most stocks that are researched, a member of the investment and research group:

•	Reviews corporate documents;

•	Reviews existing research reports written by third-party sources;

•	Prepares a comprehensive income statement model;

•	Reviews industry comparisons; and

•	Meets and talks with the company’s senior management, usually the CFO and/or the CEO.

If the stock still appears to be an attractive investment after that in-depth research, it is presented to the investment and research group for discussion. After the investment and research group’s review, the particular investment team covering the security (the “lead investment team”) makes the final buy decision.

After an investment is made, Skyline’s investment and research group regularly monitors the security so that the investment remains within the Funds’ investment strategies. The lead investment team frequently reviews each portfolio holding to determine if they would still purchase the security in current market conditions. If not, the stock will be sold and replaced with a stock that Skyline believes has more favorable prospects. In general, a stock is replaced when it reaches its sell target or when fundamental conditions change such that the original investment thesis is no longer valid.

Each Fund may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary

Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. The Existing Fund and the New Fund do not expect to invest more than 5% and 20%, respectively, of its net assets in foreign securities, including securities like ADRs, EDRs and GDRs.

Each Fund may invest up to 5% of its net assets in repurchase agreements. The Existing Fund did not invest in repurchase agreements in the most recent fiscal year and both the Existing Fund and New Fund have no present intention of investing in repurchase agreements in the coming year.

Each Fund may invest in real estate investment trusts (REITs). Each Fund tries to avoid investing in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) that qualify as “taxable mortgage pools,” or that otherwise expect to generate excess inclusion income, but the Funds may not always be successful in doing so.

Each Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies. When Skyline believes a temporary defensive position is necessary, each Fund may invest in high-quality, fixed-income securities or hold assets in cash or cash equivalents. Taking a defensive position might prevent the Funds from achieving their investment objectives.

Principal Risk Factors

Although there are no material differences among the principal risk factors of the Funds, the principal risk factors of the New Fund are described differently from those of the Existing Fund so that the New Fund’s disclosure will be similar to that of other funds in the Managers Funds family of funds. Below is a discussion of the principal risk factors to which the Funds are subject.

Market Risk. Each Fund’s principal risk factor is market risk. Market risk includes the risk that prices of securities held by the Existing Fund or the New Fund may fall rapidly or unpredictably. The prices of stocks will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity securities generally have greater price volatility than fixed income securities. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Small Capitalization Stock Risk. Small-capitalization companies involve more risk than larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Existing Fund and the New Fund may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.

Value Stock Risk. Value stocks present the risk that a stock may decline or never reach what Skyline believes is its full market value, either because the market fails to recognize what Skyline considers to be the company’s true business value or because Skyline’s assessment of the company’s prospects is wrong. Companies whose securities may be characterized as “value” may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. Each Fund may not be able to sell these illiquid investments at the best prices. Investments in non-U.S. investments, restricted securities, securities having small market capitalization, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. As a result, the Existing Fund’s and the New Fund’s performance could be more volatile than the performance of a fund that is more diversified across industries and sectors. Because the Funds seek investments in sectors of the market that correspond with those sectors currently represented in one of the benchmark indexes of each Fund (Russell 2000® Value Index, Russell 2000® Index, or S&P 500® Index) and to the extent such index is exposed substantially to certain sectors of the market, the Funds will also be subject to the risks of that sector or sectors.

Skyline attempts to reduce risk through portfolio diversification and the use of a stock selection strategy that emphasizes undervalued common stocks, many of which already reflect low valuations, to produce a favorable risk/reward ratio.

The Existing Fund and New Fund have adopted certain investment limitations that cannot be changed without shareholder approval and are designed to limit investment risk and maintain portfolio diversification. In particular, each Fund, with respect to 75% of its total assets, may not invest more than:

•	5% of its total assets (valued at the time of investment) in any one issuer, or acquire 10% of the voting securities of that issuer (this restriction does not apply to government securities); or

•	25% of its total assets (valued at the time of investment) in companies in a single industry (this restriction does not apply to government securities).[1]

Skyline may sell any security when it believes the sale is in the Existing Fund’s or the New Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect either Fund’s performance by increasing transaction costs and may increase your tax liability. Because of each Fund’s flexibility of investment and emphasis on growth of capital, each may have a greater portfolio turnover than mutual funds that have primary objectives of income or maintenance of a balanced investment position. Although neither Fund can accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% under normal circumstances.

[1]	The term “industry” is as defined by Frank Russell & Co., which categorizes stocks in approximately 144 industries across 12 separate economic sectors.

Comparison of Fees and Expenses

Each of the Existing Fund and the New Fund is a “no-load” fund. You do not pay any sales charge when you purchase or sell your shares. However, you will indirectly pay various other expenses because each Fund pays fees and other expenses that reduce the return on your investment. The following table describes the fees and expenses that you may pay if you buy and hold shares of either Fund. Only pro forma information has been presented with respect to the New Fund because the New Fund will not commence operations until the Reorganization is completed. The Reorganization will not cause a shareholder to pay any additional fees.

	SKYLINE SPECIAL EQUITIES PORTFOLIO (EXISTING FUND)	PRO FORMA— SKYLINE SPECIAL EQUITIES PORTFOLIO (NEW FUND)
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None
Maximum deferred sales charge (load)	None	None
Maximum sales charge (load) imposed on reinvested dividends and distributions	None	None
Redemption fees (as a percentage of amount redeemed, if applicable)	2.00%[1]	2.00%[1]
Exchange fees	None	None
ANNUAL OPERATING EXPENSES
Management Fees	1.45%[2]	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses	0.02%	0.57%[3]
Total Annual Fund Operating Expenses	1.47%	1.47%
Fee Waiver and Reimbursement	(0.10%)[4]	(0.15%)[5]
Net Annual Operating Expenses	1.37%[4]	1.32%[5]

[1]	Applies to redemptions occurring within 30 days of purchase. The Existing Fund charges a $15 wire transfer fee, but the New Fund will not charge for wire redemptions.

[2]

Pursuant to Skyline’s Investment Advisory Agreement with the Existing Fund, Skyline pays all of the Existing Fund’s ordinary operating expenses, except the fees and expenses of the Existing Fund’s non-interested trustees. Under the Investment Advisory Agreement the annual fee rate is as follows: 1.50% of the first $200 million, 1.45% of the next $200 million (over $200 million to $400 million), 1.40% of the next $200 million (over $400 million to $600 million), and 1.35% of average daily net assets in excess of $600 million.

[3]	Other Expenses reflect operating expenses that are expected to be incurred during the first fiscal year, and because the New Fund is new, are based on estimates for the current fiscal year.

[4]

Effective May 1, 2007, Skyline has contractually agreed to waive a portion of its Fee equal to 0.10% of the Existing Fund’s average daily net assets. This agreement is subject to an annual review and consideration. The waiver’s effect is to decrease the annual fee rate paid by the Existing Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million), and 1.25% of the next $200 million (over $600 million to $800 million), thereby decreasing the Existing Fund’s Total Annual Operating Expenses, at asset levels experienced in 2006, to 1.37%. In addition, Skyline has contractually agreed to add two additional breakpoints to its fees for assets in excess of $800 million in light of the contractual waiver, as follows: 1.20% of average daily net assets in excess of $800 million up to $1 billion and 1.15% of average daily net assets in excess of $1 billion.

[5]

Managers has contractually agreed, through at least December 31, 2009, to limit the New Fund’s Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 1.32%. Acquired fund fees and expenses are not subject to waiver and do not factor into the New Fund’s contractual expense limitation.

Examples

These examples will help you compare the cost of investing in the Existing Fund and New Fund to the cost of investing in other mutual funds. These examples make certain assumptions. They assume that you invest $10,000 as an initial investment in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment in each Fund has a 5% total return each year and that each Fund has operating expenses described in the table above and such operating expenses remain the same each year.

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Skyline Special Equities Portfolio –	$150	$465	$803	$1,757
Pro Forma – Skyline Special Equities Portfolio (New Fund)[1] –	$134	$435	$773	$1,731

[1]

The pro forma example for the New Fund reflects the impact of the New Fund’s contractual expense limitation, through December 31, 2009, to limit net annual operating expenses to 1.32% (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items).

The examples should not be considered a representation of past or future expenses, as actual expenses or returns may be greater or less than those shown.

Performance

This section would normally include a bar chart and a table showing how the New Fund has performed and how its performance has varied from year to year. Because the New Fund has not commenced operations prior to the date of this Proxy Statement/Prospectus, the bar chart and table are not shown. Since the investment objectives and principal investment strategies of the New Fund will be substantially similar to those of the Existing Fund and the entity providing day-to-day advisory services to the New Fund will be the same as for the Existing Fund, the performance history of the Existing Fund is expected to carry over to the New Fund. Performance information for the Existing Fund as of December 31, 2006 can be found in the Existing Fund’s Prospectus. Past performance (before and after taxes) is not an indication of how either Fund will perform in the future.

Distribution and Purchase Procedures, Exchange Rights and Redemption Procedures

Purchase Procedures

The purchase procedures of the Existing Fund are substantially similar to those of the New Fund, in that shares of the Existing Fund and the New Fund may be purchased directly from the Existing Fund and the New Fund, respectively, through retirement or savings plans or financial intermediaries, and through Managers Distributors, Inc. (“MDI”), the distributor of both Funds.

Shares of the Existing Fund are, and shares of the New Fund will be, available to individual investors, trusts, businesses and other organizations, education savings accounts, employer-sponsored retirement plans, individual-sponsored retirement plans, and other accounts.

For the Existing Fund, the minimum initial investment to open an account is $1,000, and subsequent investments must be at least $100. The minimum for automatic investments is $50. The Existing Fund may accept investments of smaller amounts under circumstances it deems appropriate and consistent with the interests of the shareholders. The Existing Fund reserves the right to change the minimum investment amounts at any time without prior notice.

The minimum initial investment to open an account with the New Fund is $2,000 for individual investors and $1,000 for individual retirement accounts, and subsequent investments must be at least $100.

The Existing Fund may refuse a purchase order for any reason, including if it believes accepting it would be harmful to the Existing Fund or to its existing shareholders. The New Fund may also refuse a purchase order for any reason, including the failure to submit a properly completed application, and the New Fund may also refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading.

Redemption Procedures

The redemption procedures for the Existing Fund and the New Fund are substantially similar. Both the Existing Fund and New Fund allow shareholders to redeem shares by mail, telephone, or bank wire. However, while the Existing Fund charges a $15 wire transfer fee, the New Fund will not charge for wire redemptions. In addition, the New Fund allows shareholders to redeem their shares over the internet at www.managersinvest.com.

Each Fund will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares.

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Fund shares are conducted in a first in/ first out (FIFO) basis such that shares with the longest holding period will be redeemed first and shares with the shortest holding period will be redeemed last.

The Redemption Fee is paid to each Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee will not apply to redemptions of shares (1) (including redemptions by exchange) purchased through reinvestment of dividend or capital gain distributions, (2) under hardship circumstances (as determined by the investment adviser and applicable Fund in their discretion, based on a case-by-case analysis), and (3) under the Systematic Withdrawal Plan for the Existing Fund. Short-term trades not subject to a Redemption Fee as a result of these exceptions may result in additional costs to each Fund that would have otherwise been recouped, in whole or in part, if a Redemption Fee were applied. The Redemption Fee will apply only to the redemption of shares purchased through an authorized agent or other financial intermediary if the authorized agent or other financial intermediary has explicitly agreed to administer the Redemption Fee and only to the extent the authorized agent or other financial intermediary is willing and able to apply the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether, and to what extent, the Redemption Fee applies to you and your trading activity. The Existing Fund reserves the right to modify or eliminate the Redemption Fee or to decline to provide waivers at any time. The New Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ notice to shareholders.

Both the Existing Fund and New Fund may redeem shares in a shareholder account if balances fall below a certain amount. The Existing Fund reserves the right to redeem shares in any account with a balance of less than $750. Prior to any such redemption, the Existing Fund will give 30 days written notice during which time a shareholder may increase his or her investment to avoid having shares redeemed. The Existing Fund will waive the $750 minimum balance requirement if an account balance drops below $750 due to market activity. The New Fund may redeem a shareholder account if its value falls below $500 due to redemptions the shareholder makes, but not until after the New Fund gives the shareholder 60 days’ notice and the opportunity to reestablish the account balance.

Both the Existing Fund and New Fund offer systematic redemption plans and may require a signature guarantee for certain large redemptions. Under their systematic redemption plans, both Funds require that redemptions be over $100 and the Existing Fund further requires that the account must have a share balance of $5,000 or more. The Existing Fund requires a signature guarantee for redemptions over $10,000 and the New Fund requires a signature guarantee for redemptions over $50,000. In addition, the Existing Fund may require a signature guarantee in other circumstances to verify the identity of the shareholder.

Exchange Rights

The Existing Fund allows shareholders to add to their Existing Fund account by exchanging shares of two portfolio series of First American Funds, Inc. — Prime Obligations and Tax Free Obligations— for Existing Fund shares of the same value. This exchange policy will terminate upon completion of the proposed Reorganization. Similarly, the New Fund allows shareholders to exchange shares of the New Fund for other funds managed by Managers that are not subject to a sales charge (load). Not all funds managed by Managers offer all classes of shares or are open to new investors. Shareholders may request an exchange in writing; by telephone (if elected on the application); by Internet; or through an investment adviser, bank, or investment professional. Normally, Managers will execute the entire exchange transaction in a single business day.

There is no fee associated with the New Fund’s exchange privilege; however, an exchange may result in tax consequences. In addition, the New Fund has implemented the following restrictions regarding exchanges:

•	The value of the New Fund shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

Distribution of the Funds

MDI, a wholly-owned subsidiary of Managers, serves as distributor of both the Existing Fund and the New Fund. Managers or MDI may make direct or indirect payments to third parties in connection with the sale of New Fund shares or the servicing of shareholder accounts.

The New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and may pay fees to these firms in return for participation in these programs for servicing shareholders. The New Fund may pay up to 25 basis points (0.25%) in shareholder servicing fees under these programs. The servicing fees are paid out of the assets of the New Fund on an ongoing basis and will increase the cost of investing in the New Fund.

Additional Information Applicable to the Existing Fund and New Fund

Additional information regarding shareholder policies and procedures for the Existing Fund may be found in its Prospectus dated May 1, 2007, which is on file with the SEC and is incorporated by reference into this Proxy Statement/Prospectus.

For a more detailed description of the shareholder policies and procedures of the New Fund, please see Appendix C – Information Applicable to the New Fund/Shareholder Guide.

II.	THE REORGANIZATION

Description of the Reorganization

On September 18, 2007, the Existing Fund’s Board unanimously voted to approve the Reorganization, subject to approval by shareholders of the Existing Fund. In the Reorganization, the Existing Fund will transfer its assets to the New Fund, which will assume the liabilities of the Existing Fund as of the closing date of the Reorganization. Upon this transfer of assets and assumption of liabilities, the New Fund will issue shares of beneficial interest to the Existing Fund, which shares will be distributed to shareholders in liquidation of the Existing Fund. Any shares of beneficial interest you own of the Existing Fund at the time of the Reorganization will be cancelled and you will receive shares of beneficial interest in the New Fund having an aggregate value equal to the aggregate value of your shares of the Existing Fund. The Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur by December 31, 2007, or sooner, provided all of the other closing conditions have been satisfied.

Reasons for the Reorganization

A primary purpose of the Reorganization is to permit Skyline, the current investment adviser of the Existing Fund since 1995, to relinquish its administrative and marketing related responsibilities and bring even greater focus to its portfolio management activities. Pursuant to the Reorganization, Managers will serve as the investment manager to the New Fund, and Skyline will continue to provide day-to-day portfolio management as the subadvisor of the New Fund. Oversight of the New Fund will be provided by the Board of Trustees of Managers AMG Funds and, as investment manager, Managers will provide investment management, administration, and shareholder services for the New Fund. Managers and Skyline are both affiliated with AMG. The Boards of Trustees of Managers AMG Funds and Skyline Funds formally approved the Reorganization on September 7, 2007, and September 18, 2007, respectively. In connection with the Reorganization, Skyline agreed to use reasonable efforts to obtain the approval of the Existing Fund’s shareholders for the reorganization of the Existing Fund, a series of Skyline Funds, into the New Fund, a series of Managers AMG Funds.

Headquartered in Norwalk, Connecticut, Managers was founded in 1983 to provide individual investors and smaller institutions with access to the same expertise, resources and techniques employed by major institutions and wealthy families. Managers serves as the investment manager to The Managers Funds family of funds, which includes Managers AMG Funds. Managers is an independently managed subsidiary of AMG. As of June 30, 2007 Managers had over $9.3 billion in assets under management. The Board of Trustees of Skyline Funds agreed to the reorganization of the Existing Fund into the New Fund because they believe that the reorganization will provide shareholders with continuity of money management, economies of scale with the potential for lower costs, and access to the Managers family of funds, a fund family of 31 other mutual funds committed to providing shareholders with a complete array of investment products and state-of-the-art shareholder services.

Terms of the Reorganization

At the effective time of the Reorganization, the New Fund will acquire all of the assets and assume all of the liabilities of the Existing Fund in exchange for shares of the New Fund.

The terms and conditions under which the Reorganization for the Existing Fund will be implemented are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, in substantially the form attached as Appendix A to this Proxy Statement/Prospectus. The Plan contemplates (i) the New Fund’s acquisition of all of the assets of the Existing Fund in exchange solely for shares of the New Fund and the assumption by the New Fund of all liabilities of the Existing Fund (the “Liabilities”), and (ii) the distribution of those shares to the shareholders of the Existing Fund as soon as reasonably practicable after the closing.

Each shareholder of the Existing Fund will receive a number of full and fractional shares of the New Fund equal in value to the number of full and fractional shares of the Existing Fund held by such shareholder as of the closing date. The Existing Fund will be dissolved soon thereafter.

Accordingly, immediately after the Reorganization, each former shareholder of the Existing Fund will own shares of the New Fund that will be equal in value to the shares of the Existing Fund held by that shareholder immediately prior to the Reorganization. The Plan provides the time for and method of determining the net value of the Existing Fund’s assets and the net asset value of a share of the New Fund. The valuation will be done immediately before the closing date of the Reorganization, as described in the Plan. Any special options (for example, automatic investment plans on current Existing Fund shareholder accounts) will automatically transfer to the new accounts.

The Plan provides that Skyline and Managers will bear all costs and expenses of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Proxy Statement/Prospectus, as agreed between them. The closing is expected to occur by December 31, 2007, or sooner, provided all of the other closing conditions have been satisfied. The implementation of the Reorganization is subject to a number of conditions set forth in the Plan, including the approval of the Reorganization by shareholders of the Existing Fund. Another important condition to closing is that the Existing Fund receives a tax opinion to the effect that the Reorganization will qualify as a “reorganization” for U.S. federal income tax purposes. As such, the Reorganization will not be taxable for such purposes to the Existing Fund, the New Fund or the Existing Fund’s shareholders. The Plan may be terminated and the Reorganization abandoned at any time prior to the closing date by either the trustees of Skyline Funds or Managers AMG Funds if information not previously known or disclosed results in a material adverse effect on the ability of Managers or Skyline, respectively, to perform on its respective agreement with the New Fund. If the transactions contemplated by the Plan have not been substantially completed by March 4, 2008, the Plan shall automatically terminate on that date unless a later date is agreed to by Existing Fund and New Fund.

Board Consideration of the Reorganization

The Skyline Funds Board of Trustees considered the proposed Reorganization of the Existing Fund into the New Fund at meetings held on August 21, 2007 and September 18, 2007. Prior to those meetings, Managers and Skyline had provided materials on the proposed Reorganization to the Board of Trustees. Those materials included information on the investment objective and the strategies of the New Fund, comparative operating expense ratios and performance information, an analysis of the projected benefits to Existing Fund shareholders from the proposed Reorganization, and comparative information on similar reorganizations and other possible servicing relationships. Skyline Funds’ Board of Trustees unanimously approved the proposed Reorganization at its meeting on September 18, 2007, after concluding that participation in the proposed Reorganization is in the best interests of the Existing Fund and its shareholders.

In determining whether to recommend approval of the Reorganization to shareholders of the Existing Fund, the Board of Trustees of Skyline Funds (including the independent trustees) made inquiries into a number of matters and considered the following factors, among others:

Services

a.	The nature, extent, and quality of the services to be provided by Managers and Skyline;

b.	The investment options available to shareholders of the Existing Fund and the New Fund;

c.	The ability of Existing Fund shareholders to exchange shares of the New Fund for shares of certain other funds managed by Managers;

d.	The ability of shareholders of the New Fund to access their accounts online via the internet;

e.	That the Reorganization provides continuity of day-to-day portfolio management for shareholders due to the fact that the Existing Fund’s investment adviser would continue to manage the New Fund in the same manner as the New Fund’s subadvisor;

Investment Performance and Compatibility

f.	The fact that the investment objective, policies and restrictions of the Existing Fund and the New Fund are substantially similar;

g.	The potential benefits to Existing Fund shareholders from the Existing Fund’s access to the potentially larger distribution network;

Expenses

h.	The projected fees and expenses of the New Fund;

i.	That the expense of the Reorganization would not be borne by the Existing Fund’s or New Fund’s shareholders;

No Dilution and Tax-Free Transaction

j.	The terms and conditions of the Reorganization and that no dilution of shareholder interests is expected;

k.	The absence of unfavorable U.S. federal tax consequences of the Reorganization;

l.	The absence of other unfavorable indirect tax consequences of the Reorganization;

Managers’ Reputation and Possible Alternatives

m.	The reputation, financial strength and resources of Managers and its affiliates, and its expressed plans for the Existing Fund after the proposed Reorganization;

n.	Comparative information on similar reorganizations and other possible servicing relationships for the Existing Fund; and

o.	The ability of Managers to devote additional resources to the administration of the New Fund.

The Board also considered any benefits derived by AMG, Skyline or to be derived by Managers or AMG from their relationship with the Existing Fund and the New Fund.

In addition to other due diligence, the Board discussed a variety of other matters with Managers, and the Board’s related questions to Managers were answered to the Board’s satisfaction.

Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as the Existing Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address all of the federal income tax considerations that may be relevant to you nor does it address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Existing Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Existing Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Existing Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

The Reorganization is not intended to result in the recognition of income, gain or loss for United States federal income tax purposes for the Existing Fund or its shareholders. As a condition to the Reorganization, Managers AMG Funds and the Skyline Funds will receive a legal opinion from Ropes & Gray LLP, to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:

•

The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and New Fund and Existing Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

Under section 1032 of the Code, no gain or loss will be recognized by New Fund upon the receipt of the assets of Existing Fund in exchange for New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund;

•

Under section 362(b) of the Code, the basis in the hands of New Fund of the assets of Existing Fund transferred to New Fund in the Reorganization will be the same as the basis of such assets in the hands of Existing Fund immediately prior to the transfer;

•	Under section 1223(2) of the Code, the holding periods of the assets of Existing Fund in the hands of New Fund will include the periods during which such assets were held by Existing Fund;

•

Under section 361 of the Code, no gain or loss will be recognized by Existing Fund upon the transfer of Existing Fund’s assets to New Fund in exchange for New Fund Shares and the assumption by New Fund of the liabilities of Existing Fund, or upon the distribution of New Fund Shares by Existing Fund to its shareholders in liquidation;

•	Under section 354 of the Code, no gain or loss will be recognized by Existing Fund shareholders upon the exchange of their Existing Fund shares for New Fund Shares;

•

Under section 358 of the Code, the aggregate basis of New Fund Shares an Existing Fund shareholder receives in connection with the Transaction will be the same as the aggregate basis of his or her Existing Fund shares exchanged therefor; and

•

Under section 1223(1) of the Code, an Existing Fund shareholder’s holding period for his or her New Fund Shares will be determined by including the period for which he or she held the Existing Fund shares exchanged therefor, provided that he or she held such Existing Fund shares as capital assets.

The receipt of such an opinion is a condition to the consummation of the Reorganization. Neither of the Existing Fund nor the New Fund

has obtained an Internal Revenue Service (“IRS”) private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Existing Fund in exchange for the New Fund’s shares and the assumption by the New Fund of the Liabilities of the Existing Fund do not constitute a tax-free reorganization, the Existing Fund shareholders generally will recognize gain or loss equal to the difference between the value of the New Fund shares the shareholder acquires and the tax basis of the shareholder’s Existing Fund shares.

Shareholders of the Existing Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to certain federal income tax consequences of the Reorganization, each shareholder of the Existing Fund should also consult such shareholder’s tax advisors as to the federal, state and local tax consequences, if any, of the Reorganization based upon the shareholder’s particular circumstances.

Fees and Expenses of the Reorganization

All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization, will be paid by Managers and Skyline as agreed between them.

III.	COMPARISON OF SIMILARITIES AND DIFFERENCES BETWEEN THE EXISTING FUND AND THE NEW FUND

The following summary provides a comparison of similarities and also highlights material differences between the rights of shareholders of the Existing Fund and the New Fund. This summary does not contain all of the information that you should consider before voting on the Reorganization. For more complete information, please read this entire document.

Comparison of Business Structure

Form of Organization

The Existing Fund is a series of Skyline Funds, a Massachusetts business trust which is an unincorporated voluntary association organized under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust Agreement dated February 4, 1987, as amended (the “Skyline Trust Agreement”). The New Fund is a series of Managers AMG Funds, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated June 18, 1999, as amended (the “Managers AMG Trust Agreement,” and together with the Skyline Trust Agreement, the “Trust Agreements”). The Managers AMG Trust Agreement and Bylaws of Managers AMG Funds are designed to make Managers AMG Funds similar in most respects to a Massachusetts business corporation. Similarly, the Skyline Trust Agreement and Bylaws of Skyline Funds are designed to make Skyline Funds similar in most respects to a Massachusetts business corporation. The operations of both the Existing Fund and the New Fund are governed by Massachusetts law and by the Trust Agreements and Bylaws of Skyline Funds and Managers AMG Funds, respectively. Once the New Fund’s registration statement is completed (which will occur prior to the closing of the Reorganization), the Existing Fund and the New Fund will be registered with the SEC as open-end management investment companies and subject to the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder.

Shares of Beneficial Interest

Skyline Funds and Managers AMG Funds (each, a “Trust”) are each authorized to issue shares of beneficial interest in separate portfolios (series) in addition to the Existing Fund and the New Fund, respectively. The Trust Agreements each permit the Trustees of each respective Trust to issue an unlimited number of full and fractional shares, with or without par value for the Existing Fund and $0.001 par value for the New Fund, of one or more series and to divide or combine the shares of any series, if applicable, without changing the proportionate beneficial interest of each shareholder in any series.

Each share of a Fund represents an equal proportionate interest in that Fund and has identical voting, dividend, redemption, liquidation, and other rights. Shares of each Fund have no preemptive, conversion or similar rights. The Trust Agreements provide that shares are fully paid and non-assessable by the applicable Trust, except as discussed under “Shareholder Liability” below.

Shareholder Liability

Under Massachusetts law, shareholders of a Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. However, both Trust Agreements provide that shareholders shall not be subject to any personal liability for the acts or obligations of the Existing Fund and New Fund and that every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of each Fund shall give notice to the effect that shareholders are not personally liable thereunder. In addition, the Skyline Trust Agreement provides explicitly that neither that Trust, the Trust’s board of trustees, nor any officer, employee or agent of the Trust has the power to bind personally any shareholder.

No personal liability will attach to shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the trust. The Trust Agreements provide for indemnification out of Trust property for all loss and expense of any shareholder held personally liable, solely by reason of being or having been a shareholder, for the obligations of the Trust.

Liability of Trustees, Officers, Agents, or Employees

The Skyline Trust Agreement provides that no Trustee, officer, agent, or employee of Skyline Funds shall be liable in connection with the affairs of the Existing Fund, except if the liability arises from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of the office of such Trustee, officer, agent, or employee. With the exceptions stated, the Skyline Trust Agreement provides that a Trustee or officer of Skyline Funds is entitled to be indemnified against all liabilities incurred by such Trustee or officer in connection with the defense or disposition of any action, suit or other proceeding in which such Trustee or officer may be involved by reason of being or having been such a Trustee or officer.

The Managers AMG Trust Agreement provides that no Trustee, officer, employee or agent of Managers AMG Funds is liable to any third persons in connection with the affairs of the New Fund, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of

Managers AMG Funds (or particular series thereof) for any satisfaction of claims arising in connection with the affairs of Managers AMG Funds (or particular series thereof, as applicable). With the exceptions stated, Managers AMG Funds’ Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of Managers AMG Funds.

Meetings

Neither the Existing Fund nor the New Fund are required by law or their governing documents to hold regular or annual shareholder meetings, and normally will not. The Trustees of the Skyline Funds and Managers AMG Funds may call, as necessary, shareholder meetings of the Existing Fund or the New Fund, respectively. Shareholders of each Trust have the right, upon the declaration in writing or vote of more than two-thirds of that Trust’s outstanding shares, to remove a Trustee of the relevant Trust from office. The Trustees of each Trust will call a meeting of shareholders to vote on removal of a Trustee of the Trust upon the written request of the record holders of 10% of the shares of that Trust.

Under both the Skyline Trust Agreement and Managers AMG Trust Agreement, thirty percent of the shares entitled to vote constitutes a quorum at a shareholder meeting, except when a larger quorum is required by law.

Voting Requirements

Shares of the Existing Fund entitle their holders to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of any other series of Skyline Funds. On any matter submitted to a vote of shareholders of Skyline Funds, all shares of Skyline Funds then issued and outstanding shall be voted in the aggregate and not by individual series, except: (1) when required by the 1940 Act or other applicable law, shares shall be voted by individual series; or (2) when the Board of Trustees has determined that the matter affects only the interests of one or more series, then shareholders of the unaffected series shall not be entitled to vote thereon. There shall be no cumulative voting in the election of the Board of Trustees, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees of Skyline Funds and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any Trustees.

The shareholders of the New Fund are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the New Fund shall be entitled to vote. The voting rights of shareholders are not cumulative so that holders of more than 50% of the net asset value of shares of all series of Managers AMG Funds voting can, if they choose, elect all Trustees being elected while the shareholders of the remaining shares would be unable to elect any Trustees.

Subject to the 1940 Act, the Trustees of Managers AMG Funds and Skyline Funds have the power to alter the number and the terms of office of the Trustees, provided that the number of Trustees of Skyline Funds shall not be less than one nor more than twenty-one, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided however that immediately after such appointment two-thirds of the Trustees of Skyline Funds or Managers AMG Funds have been elected by the shareholders of Skyline Funds or Managers AMG Funds, respectively.

Liquidation or Dissolution

The Skyline Trust Agreement provides that, in the event of the liquidation or dissolution of Skyline Funds, the holders of Shares of each series shall be entitled to receive the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of that series held by them. The Skyline Trust Agreement also provides that the Trust may be terminated at any time by vote of shareholders holding a majority of the shares of each series entitled to vote or by the Trustees by written notice to the shareholders.

Similarly, the Managers AMG Trust Agreement provides that in the event of the liquidation or dissolution of Managers AMG Funds, the holders of Shares of each series or any class thereof shall be entitled to receive the excess of the assets belonging to that series, or in the case of a class, belonging to that series and allocable to that class, over the liabilities belonging to that series or class. The assets so distributable to the shareholders of any particular series or class shall be distributed among such shareholders in proportion to the number of shares of that series or class held by them. The Managers AMG Trust Agreement also provides that the Trust may be terminated at any time by a majority of the Trustees then in office subject to a favorable vote of a majority of the outstanding voting securities. The liquidation of any particular series or class may be authorized at any time by vote of a majority of the Trustees then in office.

Derivative Actions

Under Massachusetts law and the Trust Agreements, a shareholder of either the Existing Fund or the New Fund may bring a derivative action on behalf of Skyline Funds or Managers AMG Funds, respectively, only if the following conditions are met. In general, the shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the transaction. A Trustee shall not be disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board of Trustees of the Trust or on the boards of other funds that are affiliated with the Trust. Unless a demand upon the Trustees is not required, shareholders who hold at least 10% of the outstanding shares of the Trust must generally join in the demand upon the Trustees.

The foregoing is only a summary of certain characteristics of the operations of the Trust Agreements and the Bylaws of Skyline Funds and Managers AMG Funds and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Trust Agreements and Bylaws (which are filed as exhibits to the registration statements of Skyline Funds and Managers AMG Funds, respectively, which may be found at the SEC’s website at www.sec.gov) and Massachusetts law directly for more complete information.

Comparative Information on Fundamental Investment Restrictions

The Existing Fund and the New Fund each are subject to certain fundamental investment restrictions regarding their investments. A fundamental investment restriction may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding securities (as defined in the 1940 Act). However, investment restrictions that are not fundamental may be changed by the Board of Trustees without shareholder approval. The tables in Appendix B compare the fundamental investment restrictions of the Existing Fund and the New Fund. There is not expected to be a material difference between the manner in which the Existing Fund’s and the New Fund’s portfolio is managed. However, there are certain differences in the fundamental investment restrictions between the Funds that would permit material changes. For example, the New

Fund may engage in securities lending, may borrow money for investment purposes, and may engage in short sales and margin transactions on securities, none of which the Existing Fund is permitted to do. With the possible exception of securities lending, the New Fund does not currently intend to engage in those activities.

Appendix B also lists the non-fundamental restrictions of the Existing Fund, which may be changed without shareholder approval by the Board of Trustees of Skyline Funds. The New Fund does not have any non-fundamental investment restrictions.

Existing and Pro Forma Capitalizations

The New Fund will be the accounting successor to the Existing Fund after consummation of the Reorganization. No capitalization information is shown for the New Fund because the New Fund will not commence operations until the completion of the Reorganization. Accordingly, the pro forma capitalization of the combined Fund will be identical to the capitalization of the Existing Fund, shown in the tables below as of June 30, 2007.

	NET ASSETS	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING
Skyline Special Equities Portfolio (Existing Fund)	$606,189,141	$27.89	21,735,292
Pro forma – Skyline Special Equities Portfolio (New Fund)	$606,189,141	$27.89	21,735,292

Comparison of Investment Advisers and Investment Advisory Fees

Investment Adviser— New Fund

Managers is the investment manager of the New Fund. Managers has overall supervisory responsibility for the investment program of the New Fund. Managers selects and recommends, subject to the approval of the Board of Trustees of Managers AMG Funds, subadvisor(s) to manage the New Fund’s investment portfolio. It also monitors the performance, security holdings and investment strategies of subadvisor(s) and is responsible for reporting to the Managers AMG Funds’ Board of Trustees on the New Fund’s investment characteristics and performance. Managers also furnishes certain administrative, compliance and accounting services for Managers AMG Funds and the New Fund.

Skyline currently serves as the Existing Fund’s investment adviser and is responsible for all investment, administrative, compliance and other services for Skyline Funds. Skyline will serve as subadvisor to the New Fund. Managers may not change the subadvisor to the New Fund without approval of the Managers AMG Funds’ Board of Trustees and shareholder approval.

Subadvisor—New Fund

Managers has contracted with Skyline to act as subadvisor to the New Fund. Skyline, as the subadvisor, will provide the day-to-day management of the investment operations of the New Fund. In its role as the subadvisor for the New Fund, Skyline will provide the same portfolio and investment management services to the New Fund as it did for the Existing Fund. Skyline is located at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606 and managed approximately $1.4 billion in assets as of June 30, 2007. AMG indirectly owns a majority interest in Skyline.

Portfolio Managers

William Fiedler is a partner of Skyline and portfolio manager of the Existing Fund. He has served as a portfolio manager to the Existing Fund since January 1, 2005. Prior to becoming a portfolio manager at Skyline, Mr. Fiedler served in the research and portfolio management group of Skyline from 2001 to 2004. He has served as a partner of Skyline since 1999.

Michael Maloney is a partner of Skyline and portfolio manager of the Existing Fund. He has served as a portfolio manager to the Existing Fund since January 1, 2005. Mr. Maloney worked in the portfolio management and investment and research groups of Skyline from 2001 to 2004. He has served as a partner of Skyline since 1995.

Mark N. Odegard is a partner of Skyline and portfolio manager of the Existing Fund. He has served as a portfolio manager of the Existing Fund since January 1, 2005. Mr. Odegard also worked in the portfolio management and investment and research groups of Skyline from 2001 to 2004. He has served as a partner of Skyline since 1999.

Additional information regarding other accounts managed by the Portfolio Managers, their compensation, and their ownership of Existing Fund shares is available in the Existing Fund’s SAI and the SAI relating to this Proxy Statement/Prospectus.

Investment Advisory Agreement—Existing Fund

Pursuant to the Investment Advisory Agreement between Skyline Funds and Skyline, Skyline manages the investment and reinvestment of the assets of the Existing Fund. Subject to the control and periodic review of the Board of Trustees of Skyline Funds, Skyline determines what investments should be purchased, held, sold or exchanged for the account of the Existing Fund.

A discussion regarding the approval of the Existing Fund’s Investment Advisory Agreement can be found in the Existing Fund’s Semi-Annual Report dated June 30, 2007.

Under the Investment and Advisory Agreement, the Existing Fund pays a comprehensive management fee to Skyline. In turn, Skyline pays all of the Skyline Funds’ ordinary operating expenses, except the fees and expenses of Skyline Funds’ non-interested trustees. The Existing Fund also pays all brokers’ commissions and other portfolio transaction costs.

Skyline furnishes, at its own expense, office space to the Existing Fund and all necessary office facilities, equipment, and personnel for managing the assets of the Existing Fund, providing shareholder servicing and providing general administrative services to Skyline Funds and the Existing Fund. Skyline also assumes and pays all other ordinary costs and expenses incurred by it in connection with managing the assets of the Existing Fund; all ordinary accounting, auditing and legal services, clerical and statistical services, administrative costs and advisory fees; any compensation of officers and employees of the Existing Fund; all costs attributable to shareholder and investor services relating to the Existing Fund; all expenses of marketing shares of the Existing Fund; all expenses of qualifying and maintaining qualification of shares of the Existing Fund under the securities laws of such United States jurisdictions as the Existing Fund may from time to time reasonably designate; and all expenses of determining daily price computations, placing of portfolio transaction orders, and performing related bookkeeping services. Skyline pays all charges of depositories, custodians, and other agencies for the safekeeping and servicing of the Existing Fund’s cash, securities, and other property and of the Existing Fund’s transfer, dividend disbursing, and redemption agents and registrars, if any; insurance expenses; all compensation of trustees who are “interested persons” of the Existing Fund and all expenses incurred in connection with their services to the Existing Fund; all expenses of publication of notices and reports to the Existing Fund’s shareholders; all expenses of proxy solicitations of the Existing Fund or its board of trustees; and all expenses of maintaining the Existing Fund’s existence and maintaining the registration of the Existing Fund under the 1940 Act.

For the services to be rendered and as full reimbursement for all expenses of the Existing Fund to be paid by Skyline pursuant to the Investment and Advisory Agreement, the Existing Fund pays to Skyline a monthly fee computed on the basis of the average daily net asset value of the Portfolio at the following annual rates: (i) 1.50% of the first $200 million of average daily net assets; (ii) 1.45% of the next $200 million of average daily net assets (over $200 million to $400 million); (iii) 1.40% of the next $200 million of average daily net assets (over $400 million to $600 million); and (iv) 1.35% of average daily net assets in excess of $600 million.

Effective May 1, 2007, Skyline has contractually agreed to waive a portion of its Comprehensive Management Fee equal to 0.10% of the Existing Fund’s average daily net assets through April 30, 2008. The waiver’s effect is to decrease the annual fee rate paid by the Existing Fund on its average daily net assets to 1.40% of the first $200 million, 1.35% of the next $200 million (over $200 million to $400 million), 1.30% of the next $200 million (over $400 million to $600 million), and 1.25% of the next $200 million (over $600 million to $800 million), thereby decreasing the Existing Fund’s Total Annual Operating Expenses, at asset levels experienced in 2006, to 1.37%. In addition, the Adviser has contractually agreed to add two additional breakpoints to its fees for assets in excess of $800 million in light of the contractual waiver, as follows: 1.20% of average daily net assets in excess of $800 million up to $1 billion and 1.15% of average daily net assets in excess of $1 billion.

The Investment Advisory Agreement provides that it will continue from year to year as to the Existing Fund, provided that such continuance is specifically approved at least annually by the Board of Trustees of Skyline Funds, including a majority of those trustees of Skyline Funds who are not “interested persons” (as defined in the 1940 Act) of Skyline Funds or of Skyline, voting in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement provides that it (i) may be terminated at any time without penalty, by (a) Skyline Funds’ Board of Trustees or by a vote of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of Skyline Funds, upon 60 days’ written notice to Skyline, or (b) Skyline at any time upon 90 days’ written notice to Skyline Funds; and (ii) will automatically terminate in the event of its “assignment” (as such term is defined in the 1940 Act).

Investment Management Agreement and Subadvisory Agreement—New Fund

Managers serves as investment manager to the New Fund under the investment management agreement (the “Investment Management Agreement”). The Investment Management Agreement permits Managers to, from time to time, engage one or more subadvisors to assist in the performance of its services. Pursuant to the Investment Management Agreement, Managers has entered into a subadvisory agreement with Skyline (the “Subadvisory Agreement”).

The Investment Management Agreement provides that Managers is specifically responsible for:

•

developing and furnishing continuously an investment program and strategy for the New Fund in compliance with the New Fund’s investment objective and policies as set forth in Managers AMG Funds’ current Registration Statement;

•	providing research and analysis relative to the investment program and investments of the New Fund;

•

determining (subject to the overall supervision and review of the Board of Trustees of Managers AMG Funds) what investments shall be purchased, held, sold or exchanged by the New Fund and what portion, if any, of the assets of the New Fund shall be held in cash or cash equivalents; and

•	making changes on behalf of Managers AMG Funds in the investments of the New Fund.

Under the Subadvisory Agreement, Skyline is responsible for performing substantially the same portfolio management and advisory services for Managers and the New Fund as it performs for the Existing Fund, subject to Managers’ supervision, including: (i) developing and furnishing continuously an investment program and strategy for the New Fund in compliance with the New Fund’s investment objective and policies as set forth in its Registration Statement, (ii) providing research and analysis relative to the investment program and investments of the New Fund, (iii) determining (subject to the overall supervision of the Board of Trustees of the Managers AMG Funds) what investments shall be purchased, held, sold or exchanged by the New Fund and what portion, if any, of the assets of the New Fund shall be held in cash or cash equivalents, and (iv) making changes on behalf of Managers AMG Funds in the investments of the New Fund.

The Investment Management Agreement also provides that Managers shall furnish the New Fund with office space and facilities, services of executives and administrative personnel and certain other administrative services. Managers compensates all executive and clerical personnel and Trustees of Managers AMG Funds if such persons are employees of Managers or its affiliates.

The New Fund pays all expenses not borne by Managers or Skyline, including, but not limited to, the charges and expenses of the New Fund’s custodian and transfer agent, the independent registered public accounting firm and legal counsel for Managers AMG Funds’ independent Trustees, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders and the compensation of Trustees who are not directors, officers or employees of Managers, Skyline or their affiliates, other than affiliated registered investment companies.

The Subadvisory Agreement requires Skyline to provide fair and equitable treatment to the New Fund in the selection of portfolio investments and the allocation of investment opportunities. However, it does not obligate Skyline to acquire for the New Fund a position in any investment which any of Skyline’s other clients may acquire. The New Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the New Fund or otherwise.

Although Skyline will make investment decisions for the New Fund independent of those for its other clients, it is likely that similar investment decisions will be made from time to time. When the New Fund and another client of Skyline are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price, and the amount is allocated between the New Fund and the other client(s) pursuant to a formula considered equitable by Skyline. In specific cases, this system could have an adverse effect on the price or volume of the security to be purchased or sold by the New Fund. However, the Trustees believe, over time, that coordination and the ability to participate in volume transactions should benefit the New Fund.

As compensation for the investment management services rendered and related expenses under the Investment Management Agreement, the New Fund has agreed to pay Managers an investment management fee at an annual rate of 0.90% of the value of the New Fund’s average daily net assets, paid monthly. Managers, in turn, has agreed to pay Skyline a portion of this fee, which is also computed daily and paid monthly, as compensation for the investment advisory and portfolio management services Skyline provides to the New Fund under the Subadvisory Agreement. The fee paid to Skyline is paid out of the fee Managers receives from the New Fund and does not increase the expenses of the New Fund.

Managers has contractually agreed, through December 31, 2009, to limit net annual operating expenses for the New Fund (exclusive of taxes, interest, brokerage costs, acquired fund fees and expenses, and extraordinary items) to 1.32%. The contractual expense limitation may, at the discretion of Managers, be continued beyond December 31, 2009.

The Investment Management Agreement and the Subadvisory Agreement shall continue in effect from year to year so long as such continuation is specifically approved at least annually (i) by either the Trustees of Managers AMG Funds or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the New Fund, and (ii) in either event by the vote of a majority of the Trustees of Managers AMG Funds who are not parties to the agreements or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Investment Management Agreement and the Subadvisory Agreement may be terminated, without penalty, by the Board of Trustees, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act), by Managers or (in the case of the Subadvisory Agreement) by Skyline on not more than 60 days’ written notice to the other party and to the New Fund. The Investment Management Agreement and the Subadvisory Agreement terminate automatically in the event of assignment, as defined under the 1940 Act and regulations thereunder.

The SEC has given Managers AMG Funds an exemptive order permitting them to hire new unaffiliated subadvisors without prior shareholder approval, but subject to notification within 90 days of the hiring of such a subadvisor.

Administration and Shareholder Servicing Agreement – New Fund

Under an Administration and Shareholder Servicing Agreement (the “Fund Administration Agreement”) between Managers AMG Funds and Managers, Managers also serves as Administrator (the “Fund Administrator”) of the New Fund and is responsible for certain aspects of managing the New Fund’s operations, including administration and shareholder servicing. For these services, the New Fund will pay the Fund Administrator 0.25% of its average daily net assets per annum. The Fund Administration Agreement generally may be terminated by the Fund Administrator upon at least 120 days’ prior written notice to Managers AMG Funds, and by Managers AMG Funds upon at least 30 days’ prior written notice to the Fund Administrator.

Independent Registered Public Accounting Firm

Managers AMG Funds has selected PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1700, Philadelphia PA 19103, as the independent registered public accounting firm for the New Fund for the fiscal year ending December 31, 2008. PricewaterhouseCoopers LLP also serves as the independent registered public accounting firm for Skyline Funds.

Other Principal Service Providers

The following table lists the principal service providers for the Existing Fund and the New Fund. The Reorganization is not expected to result in an increase of transfer agency or custodial expenses for shareholders of the Existing Fund.

SERVICE PROVIDERS

SERVICE	EXISTING FUND	NEW FUND
INVESTMENT ADVISER	Skyline Asset Management, L.P.	Managers Investment Group LLC
	311 South Wacker Drive	800 Connecticut Avenue
	Suite 4500	Norwalk, Connecticut 06854
Chicago, Illinois 60606

INVESTMENT	None	Skyline Asset Management, L.P.
SUBADVISOR		311 South Wacker Drive
Suite 4500
Chicago, Illinois 60606

DISTRIBUTOR	Managers Distributors, Inc.	Managers Distributors, Inc.
	800 Connecticut Avenue	800 Connecticut Avenue
	Norwalk, Connecticut 06854	Norwalk, Connecticut 06854

ADMINISTRATOR	Skyline Asset Management, L.P.	Managers Investment Group LLC
	311 South Wacker Drive	800 Connecticut Avenue
	Suite 4500	Norwalk, Connecticut 06854
Chicago, Illinois 60606

CUSTODIAN	U.S. Bank, N.A.	U.S. Bank, N.A.
	Custody Operations	Custody Operations
	1555 North River Center Drive	1555 North River Center Drive
	Suite 302	Suite 302
	Milwaukee, WI 53212	Milwaukee, WI 53212

FUND ACCOUNTANT	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
	P.O. Box 701	P.O. Box 701
	Milwaukee, WI 53201	Milwaukee, WI 53201

TRANSFER AGENT AND	U.S. Bancorp Fund Services, LLC	U.S. Bancorp Fund Services, LLC
DIVIDEND DISBURSING	P.O. Box 701	P.O. Box 701
AGENT	Milwaukee, WI 53201	Milwaukee, WI 53201

INDEPENDENT	PricewaterhouseCoopers LLP	PricewaterhouseCoopers LLP
REGISTERED PUBLIC	One North Wacker Drive	Two Commerce Square
ACCOUNTING FIRM	Chicago, IL 60606	2001 Market Street
Suite 1700
Philadelphia PA 19103

During the first quarter of 2008, the New Fund’s Custodian and Fund Accountant services are expected to be transitioned to The Bank of New York (2 Hanson Place, Brooklyn, New York 10286), and PFPC, Inc. (P.O. Box 9769, Providence, Rhode Island 02940-9769) will become the New Fund’s Transfer Agent and Dividend Disbursing Agent. These changes in service providers will not result in additional expenses for shareholders of the New Fund and will not change the way the New Fund is managed or advised.

IV.	INFORMATION ON VOTING

This Proxy Statement/Prospectus is being provided in connection with the solicitation of proxies by the Board of Trustees of Skyline Funds to solicit your vote for the Reorganization at a meeting of shareholders of the Existing Fund (the “Meeting.”) The Meeting is scheduled to begin on December 18, 2007 at 10:00 a.m. Chicago Time.

In addition to the solicitation of proxies by mail or expedited delivery service, Skyline Funds’ Trustees, employees and agents of Skyline Funds and their affiliates, and its employees may solicit proxies by telephone. As the date of the meeting approaches, if we have not received your proxy, you may receive a telephone call from a proxy solicitor that may be retained by Skyline to assist shareholders in the voting process. Managers and Skyline have agreed that Managers will pay the expenses of the Reorganization, except that Skyline will pay for proxy solicitation costs, so that shareholders of Skyline Funds and Managers AMG Funds will not bear any of the costs associated with the preparation of this Proxy Statement/Prospectus or the solicitation of proxies.

Revocability of Proxies

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a later dated proxy or a written notice of revocation to the Existing Fund. You may also give written notice of revocation in person at the Meeting (however, your presence at the Meeting alone is not sufficient to revoke your proxy). All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Voting Procedures

You may vote by completing and signing the enclosed proxy card and mailing it to us in the enclosed prepaid return envelope (if mailed in the United States) or telephone or through the Internet by following the instructions on the enclosed proxy card.

Only shareholders of record on October 16, 2007 are entitled to receive notice of and to vote at the Meeting. Notice of any shareholders’ meeting need not be given to any shareholder who signs a written waiver of notice, whether before or after the time of the meeting, which waiver is to be filed with the record of such meeting, or to any shareholder who attends the meeting in person or by proxy. Each share held as of the close of business on October 16, 2007 is entitled to one vote and each fractional share held as of such time shall be entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders entitled to cast more than 30% of the votes eligible to be cast at the Meeting will constitute a quorum with respect to the Reorganization. When a quorum is present, approval of the Reorganization will require the affirmative vote of more than 50% of the Existing Fund’s shares voted. The Meeting may be adjourned from time to time by a majority of the votes properly voting on the question of adjourning the Meeting to another date and time, whether or not a quorum is present. Any officer present entitled to preside or act as secretary of such meeting may adjourn the meeting if adjournment is necessary to obtain a quorum or to obtain a sufficient vote on any proposal. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice, provided that the meeting may not be adjourned to a date more than 120 days after the original record date. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

All proxies voted by proxy, telephone, the Internet or in person, including abstentions and broker non-votes (where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares) will be counted towards establishing a quorum. Approval of the Reorganization will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions do not constitute a vote “for” and effectively result in a vote “against” the proposals. Broker non-votes do not represent a vote “for” and effectively result in a vote “against” the proposals.

As of October 16, 2007, the number of issued and outstanding voting shares of the Existing Fund was 20,910,750.084. No shares of the New Fund are issued and outstanding as of the date of this Proxy Statement/Prospectus.

The Board of Trustees of Skyline Funds knows of no matters other than those described in this Proxy Statement/Prospectus that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy.

Annual Meetings and Shareholder Meetings

The Existing Fund normally will not hold meetings of shareholders, except as required under the 1940 Act. The New Fund does not presently hold annual meetings of shareholders for the election of Trustees or other business, unless otherwise required by the 1940 Act. Because regular shareholder meetings are not held, no anticipated date of the next meeting can be provided. Any shareholder proposal for a shareholder meeting must be presented to the Existing Fund or the New Fund within a reasonable time before proxy materials for the next meeting are sent to shareholders.

Interest of Certain Persons in the Transactions

Existing Fund

To the knowledge of the Existing Fund, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any class of any Existing Fund, as of October 16, 2007:

NAME AND ADDRESS	PERCENTAGE OWNERSHIP	TYPE OF OWNERSHIP
Charles Schwab & Co Inc.	24.89%	Record
Special Custody Acct for
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151
Hartford Life Insurance Co.	18.59%	Record
Deferred Compensation III
Separate Account
Attn: David Ten Broeck
P.O. Box 2999
Hartford, CT 06104-2999
National Financial Services LLC	13.56%	Record
Attn: Mutual Funds Dept 5th Floor
200 Liberty Street
New York, NY 10281-1003
State Street Bank as Trustee Cust	7.64%	Record
FBO Citistreet Core Market
1 Heritage Drive
Boston, MA 02171-2105

To the knowledge of the Existing Fund, no persons owned, of record or beneficially, 25% or more of the outstanding shares of the Existing Fund, as of October 16, 2007.

As of October 1, 2007, the Trustees and officers of the Existing Fund as a group owned 1.84% of the outstanding shares of the Existing Fund.

New Fund

No shares of the New Fund were outstanding as of October 16, 2007.

AVAILABLE INFORMATION

The Existing Fund is currently, and the New Fund will be upon completion of its registration (which will occur prior to the closing of the Reorganization), subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material also can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [                    ], 2007, by and between Managers AMG Funds (“Managers AMG Funds”), a Massachusetts business trust, on behalf of its series Skyline Special Equities Portfolio (the “New Fund”) and Skyline Funds (“Skyline”), a Massachusetts business trust, on behalf of its series Skyline Special Equities Portfolio (“Existing Fund”), and solely with respect to Sections 5(a) and 7(c) hereof, Managers Investment Group LLC, a Delaware limited liability company (“Managers”), and solely with respect to Sections 2(h), 5(a), and 7(c) hereof, Skyline Asset Management, L.P., a Delaware partnership (“SAM”) (the Agreement and transactions contemplated hereunder, hereinafter called the “Reorganization”).

PLAN OF REORGANIZATION

a.	Existing Fund will sell, assign, convey, transfer and deliver to New Fund on the Exchange Date (as defined in Section 6) all of its properties and assets existing at the Valuation Time (as defined in Section 3(d)). In consideration therefor, New Fund shall, on the Exchange Date, assume all of the Liabilities (as defined in (c) below) of Existing Fund existing at the Valuation Time, and deliver to Existing Fund a number of full and fractional shares of beneficial interest of New Fund (the “New Fund Merger Shares”) having an aggregate net asset value equal to the value of the assets of Existing Fund attributable to shares of Existing Fund transferred to New Fund on such date, less the value of the Liabilities of Existing Fund assumed by New Fund on such date. It is intended that the reorganization described in this Plan shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”).

b.	Upon consummation of the transactions described in paragraph (a) of this Agreement, Existing Fund shall distribute in complete liquidation to its shareholders of record as of the Exchange Date New Fund Merger Shares, each shareholder being entitled to receive that proportion of New Fund Merger Shares that the number of shares of beneficial interest of Existing Fund held by such shareholder bears to the number of shares of Existing Fund outstanding on such date. Certificates representing the New Fund Merger Shares will not be issued.

c.	Liabilities shall include all of Existing Fund’s liabilities, debts, and obligations (including Existing Fund’s current indemnification obligations), of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Existing Fund agrees to use its reasonable best efforts to discharge all its known Liabilities before the Exchange Date.

AGREEMENT

New Fund and Existing Fund agree as follows:

1.	Representations and warranties of New Fund.

Managers AMG Funds, on behalf of New Fund, represents and warrants to and agrees with Existing Fund that:

a.	New Fund is a series of Managers AMG Funds, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power or will have power to own all of its properties and assets and to carry out its obligations under this Agreement. Managers AMG Funds is not required to qualify as a foreign association in any jurisdiction. Each of Managers AMG Funds and New Fund has or will have all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

b.	Managers AMG Funds is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect, and the New Fund is a separate series thereof duly designated in accordance with the applicable provisions of the Declaration of Trust of Managers AMG Funds and the 1940 Act.

c.	Reserved.

d.	Reserved.

e.	There are no material legal, administrative or other proceedings pending or, to the knowledge of Managers AMG Funds or New Fund, threatened against Managers AMG Funds or New Fund.

f.	New Fund has no known liabilities of a material nature, contingent or otherwise, other than liabilities incurred pursuant to this Agreement.

g.	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by New Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico) or the Hart Scott Rodino Antitrust Improvements Act of 1976 (the “H-S-R Act”).

h.	As of the effective date of the Registration Statement (as defined in section 2(h)), the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/ Proxy Statement (as defined in section 2(h)) and the Registration Statement, including the documents contained or incorporated therein by reference, insofar as they relate to the Managers AMG Funds or New Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Existing Fund to the New Fund for use in the Registration Statement or the Prospectus/ Proxy Statement.

i.	There are no material contracts outstanding to which New Fund is a party, other than as will be disclosed in Managers AMG Funds’ registration statement on Form N-1A.

j.	New Fund was established by the Trustees of Managers AMG Funds in order to effect the transactions described in this Agreement. It being understood that New Fund was formed solely for the purpose of consummating the Reorganization, New Fund will not hold more than a nominal amount of assets necessary to facilitate its organization, or carry on any business activities between the date hereof and the Exchange Date.

k.	New Fund has no shares of beneficial interest issued and outstanding. The New Fund Merger Shares to be issued to Existing Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by New Fund, and no shareholder of New Fund will have any preemptive right of subscription or purchase in respect thereof. Further, the issuance of such New Fund Merger Shares will be in compliance with all applicable federal securities laws.

l.	As of the Exchange Date, no federal or state tax returns of New Fund will have been required by law to be filed and no federal or state taxes will be due; New Fund will not have been required to pay any assessments; and New Fund will not have any tax liabilities. Consequently, New Fund will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and New Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

m.	New Fund intends to meet the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code in respect of each taxable year beginning with the commencement of operations, and will continue to meet such requirements at all times through the Exchange Date. New Fund currently is not liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. New Fund intends to comply in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and to avoid any potential material penalties that could be imposed thereunder.

2.	Representations and warranties of Existing Fund.

Skyline, on behalf of Existing Fund, and SAM, solely with respect to Section 2(h), represent and warrant to and agree with New Fund that:

a.	Existing Fund is a series of Skyline, a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. Skyline is not required to qualify as a foreign association in any jurisdiction. Each of Skyline and Existing Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

b.	Skyline is registered under the 1940 Act as an open end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

c.	A statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the fiscal year ended December 31, 2006, such statements and schedule having been audited by PricewaterhouseCoopers LLP, independent accountants, and an unaudited statement of assets and liabilities, statement of operations, statement of changes in net assets and schedule of portfolio holdings (indicating their market values) of Existing Fund for the six months ended June 30, 2007, have been furnished to New Fund. Such statements of assets and liabilities and schedules of portfolio holdings fairly reflect the financial condition of Existing Fund as of the dates thereof, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

d.	The prospectus and statement of additional information dated May 1, 2007, previously furnished to New Fund, as modified by any amendment or supplement thereto or any superseding prospectus or statement of additional information in respect thereof, (collectively, the “Existing Fund Prospectus”) and incorporated by reference into the Prospectus/Proxy Statement (as defined in section 2(h)) and the Registration Statement (as defined in section 2(h)), do not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

e.	There are no material legal, administrative or other proceedings pending or, to the knowledge of Skyline or Existing Fund, threatened against Skyline or Existing Fund.

f.	Existing Fund has no known Liabilities of a material nature other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 2006, and those incurred in the ordinary course of Existing Fund’s business as an investment company since such date. Prior to the Exchange Date, Existing Fund will advise New Fund of all known material Liabilities incurred by it subsequent to December 31, 2006, whether or not incurred in the ordinary course of business.

g.	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Existing Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities or blue sky laws, or the H-S-R Act.

h.	The Existing Fund has provided the New Fund with written information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Existing Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Managers AMG Funds on behalf of the New Fund (the “Registration Statement”), in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the shareholders of the Existing Fund to approve this Agreement and the transactions contemplated hereby. Insofar as information is provided by the Existing Fund that relates to Skyline or the Existing Fund, or by SAM that relates to SAM, as of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Existing Fund and the Exchange Date, the Prospectus/Proxy Statement and the Registration Statement (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the New Fund to the Existing Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

i.	There are no material contracts outstanding to which Existing Fund is a party, other than as disclosed in the Existing Fund Prospectus.

j.	Reserved.

k.	All issued and outstanding shares of the Existing Fund are, and at the Exchange Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and will have been issued in compliance with all applicable registration requirements of federal and state securities laws.

l.	Existing Fund has filed or will file all federal and state tax returns that are required to be filed by Existing Fund and has paid or will pay all federal and state taxes shown to be due on said returns or on any assessments received by Existing Fund. All tax liabilities of Existing Fund have been adequately provided for on its books, and to the knowledge of Existing Fund, no tax deficiency or liability of Existing Fund has been asserted, and no question with respect thereto has been raised, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. As of the Exchange Date, Existing Fund is not under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

m.	Existing Fund meets the requirements of subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code. Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code. Existing Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding of dividends and other distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder.

n.	At the Exchange Date, Existing Fund will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of Existing Fund to be transferred to New Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, New Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof (except for such restrictions as previously disclosed to New Fund by Existing Fund). As used in this Agreement, the term “Investments” shall mean Existing Fund’s portfolio securities and cash holdings as shown on the schedule certified by the Secretary of the Existing Fund dated as of the date hereof (the “Secretary’s Certificate”), as supplemented with such changes as Existing Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions.

o.	No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of New Fund or Existing Fund, except as disclosed to New Fund by Existing Fund on the Secretary’s Certificate.

p.	At the Exchange Date, Existing Fund will constitute a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act.

q.	As of the date hereof, except as disclosed to New Fund by the Existing Fund on the Secretary’s Certificate, all of the issued and outstanding shares of beneficial interest of Existing Fund shall have been offered for sale and sold in conformity with all applicable state securities or blue sky laws.

3.	Reorganization.

a.	Subject to the requisite approval of the shareholders of Existing Fund and to the other terms and conditions contained herein, Existing Fund agrees to sell, assign, convey, transfer and deliver to New Fund, and New Fund agrees to acquire from Existing Fund, on the Exchange Date all of the Investments and other properties and assets of Existing Fund, whether accrued or contingent, in exchange for that number of New Fund Merger Shares provided for in Section 4 and the assumption by New Fund of all of the Liabilities of Existing Fund. Pursuant to this Agreement, Existing Fund will, as soon as practicable after the Exchange Date, distribute all of the New Fund Merger Shares received by it to the shareholders of Existing Fund, in complete liquidation of Existing Fund.

b.	Existing Fund will pay or cause to be paid to New Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the Investments and other properties and assets of Existing Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to New Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case, any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of Existing Fund acquired by New Fund.

c.	The Valuation Time shall be 4:00 p.m. Eastern Time on December 28, 2007, or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the “Valuation Time”).

4.	Exchange Date; Valuation Time.

On the Exchange Date, New Fund will deliver to Existing Fund (i) the number of full and fractional New Fund Merger Shares having an aggregate net asset value equal to the value of assets of Existing Fund transferred to New Fund on such date less the value of the Liabilities of Existing Fund assumed by New Fund on that date.

a.	The net asset value of the New Fund Merger Shares to be delivered to Existing Fund, the value of the assets attributable to the Existing Fund and the value of the Liabilities to be assumed by New Fund shall in each case be determined as of the Valuation Time.

b.	The net asset value of the New Fund Merger Shares, and the value of the assets and Liabilities of the Existing Fund shall be determined by New Fund pursuant to procedures New Fund uses in determining the fair market value of New Fund’s assets and liabilities.

c.	No adjustment shall be made in the net asset value of either Existing Fund or New Fund to take into account differences in realized and unrealized gains and losses.

d.	Reserved.

e.

Existing Fund shall distribute the New Fund Merger Shares to the shareholders of Existing Fund by furnishing written instructions to New Fund’s transfer agent, which, as soon as practicable, will set up open accounts for each shareholder of Existing Fund in accordance with written instructions furnished by Existing Fund. With respect to any Existing Fund shareholder holding share certificates as of the Exchange Date, New Fund will not permit such shareholder to receive dividends and other distributions on the New Fund Merger Shares (although such dividends and other distributions shall be credited to the account of such shareholder), or pledge such New Fund Merger Shares until such shareholder has surrendered his or her outstanding Existing Fund certificates or, in the event of lost, stolen, or destroyed certificates, posted adequate bond. In the event that a shareholder shall not be permitted to receive dividends and other distributions on the New Fund Merger Shares as provided in the preceding sentence, New Fund shall pay any such dividends or distributions in additional shares, notwithstanding any election such shareholder shall have made previously with respect to the payment, in cash or otherwise, of dividends and distributions on shares of Existing Fund. Existing

Fund will, at its expense, request the shareholders of Existing Fund to surrender their outstanding Existing Fund certificates, or post adequate bond, as the case may be.

f.	New Fund shall assume all Liabilities of Existing Fund in connection with the acquisition of assets and subsequent dissolution of Existing Fund or otherwise.

5.	Expenses, fees, etc.

a.	All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the transactions contemplated by this Agreement will be borne by Managers and SAM, including the costs and expenses incurred in connection with the liquidation and dissolution of Skyline. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of New Fund or Existing Fund, as the case may be, as a “regulated investment company” within the meaning of Section 851 of the Code.

b.	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including without limitation consequential damages, except as specifically set forth above.

6.	Exchange Date.

Delivery of the assets of Existing Fund to be transferred, assumption of the Liabilities and the delivery of the New Fund Merger Shares to be issued shall be made at the offices of Managers, 800 Connecticut Avenue, Norwalk, Connecticut, at 7:30 A.M. Eastern Time on the next full business day following the Valuation Time, or at such other time and date agreed to by New Fund and Existing Fund, the date and time upon which such delivery is to take place being referred to herein as the “Exchange Date.”

7.	Shareholder approval; dissolution.

a.	Skyline, on behalf of Existing Fund, agrees to solicit the consent of the shareholders of the Existing Fund, as soon as is practicable after the date of filing of the Registration Statement and accompanying Prospectus/Proxy Statement for the purpose of approving the matters contemplated by this Agreement.

b.	As promptly as possible after the Exchange Date, the Existing Fund shall dissolve pursuant to the provisions of the laws of the Commonwealth of Massachusetts, and deregister as an investment company under the 1940 Act and, after the Exchange Date, the Existing Fund shall not conduct any business except in connection with its liquidation, dissolution and de-registration.

c.	Any reporting responsibility of the Existing Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, shall be the responsibility of Managers and SAM, and the Existing Fund shall not dissolve until such responsibilities have been concluded. The trustees and officers of both Managers AMG Funds and Skyline agree to cooperate and make themselves available as necessary in order to effectuate any filings or other actions contemplated under this paragraph.

8.	Conditions of New Fund’s obligations.

The obligations of New Fund hereunder shall be subject to the following conditions:

a.	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of Skyline (including a majority of those Trustees who are not “interested persons” of Skyline, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Managers AMG Funds (including a majority of those Trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) shareholders owning at least 50% of the outstanding shares of Existing Fund.

b.	That Existing Fund shall have furnished to New Fund a statement of Existing Fund’s net assets, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on Existing Fund’s behalf by Skyline’s President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, to the effect that as of the Exchange Date there has been no material adverse change in the financial position of Existing Fund since December 31, 2006, other than changes in the Investments and other assets and properties since that date, changes in the market value of the Investments and other assets of Existing Fund, changes due to net redemptions or changes due to dividends paid or losses from operations.

c.	That Skyline, on behalf of Existing Fund, shall have furnished to New Fund a statement, dated the Exchange Date, signed on behalf of Existing Fund by Skyline’s President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of Existing Fund made in this Agreement are true and correct in all material respects as if made at and as of such Exchange Date and that Existing Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

d.	Reserved.

e.	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

f.

That New Fund shall have received an opinion of Bell, Boyd & Lloyd LLP, in form satisfactory to New Fund and dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that (i) Skyline is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, and that Existing Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Skyline, on behalf of Existing Fund, and, assuming due authorization, execution and delivery of this Agreement by Managers AMG Funds, on behalf of New Fund, is the valid and binding obligation of Existing Fund, (iii) Existing Fund has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, Existing Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to New Fund, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Skyline’s Agreement and Declaration of Trust, as amended, or Bylaws or any provision of any agreement known to such counsel to which Skyline or Existing Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Skyline’s Agreement and Declaration of Trust, Bylaws, and the Existing Fund Prospectus, such counsel may rely upon a certificate of an officer of Skyline whose responsibility it is to advise Skyline and Existing Fund with respect to such matters, (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Skyline, on behalf of Existing Fund, of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act, and (vi) such other matters may be resolved as New Fund may reasonably deem necessary or desirable. Bell, Boyd & Lloyd LLP may rely upon the opinion of local Massachusetts counsel.

g.	That New Fund shall have received an opinion of Ropes & Gray LLP, in the form satisfactory to Skyline, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes: (i) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Existing Fund upon the transfer of its Investments to New Fund in exchange for the New Fund Merger Shares or upon the distribution of the New Fund Merger Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (iii) no gain or loss will be recognized by New Fund upon receipt of the Investments of Existing Fund in exchange for New Fund Merger Shares and the assumption by New Fund of the liabilities of Existing Fund pursuant to this Agreement, (iv) the basis in the hands of New Fund of the Investments of Existing Fund transferred to New Fund in the reorganization will be the same as the basis of such Investments in the hands of Existing Fund immediately prior to the transfer, (v) the holding periods of the Investments of Existing Fund in the hands of New Fund will include the periods during which such Investments were held by Existing Fund, (vi) no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Merger Shares, (vii) the aggregate basis of the New Fund Merger Shares an Existing Fund shareholder receives in connection with the reorganization will be the same as the aggregate basis of his or her Existing Fund’s shares exchanged therefor, and (viii) an Existing Fund shareholder’s holding period for the New Fund Merger Shares will be determined by including the period for which he or she held Existing Fund’s shares exchanged therefor, provided that the shareholder held such Existing Fund’s shares as capital assets.

h.	That the assets of Existing Fund to be acquired by New Fund will include no assets which New Fund, by reason of charter limitations or of investment restrictions disclosed in its current registration statement in effect on the Exchange Date, may not properly acquire.

i.	Reserved.

j.	That New Fund shall have received from the Commission, any relevant state securities administrator, the Federal Trade Commission (the “FTC”) and the Department of Justice (the “Department”) such order or orders as Ropes & Gray LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

k.	That all proceedings taken by Existing Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to New Fund and Ropes & Gray LLP.

l.	Reserved.

m.	That Existing Fund’s custodian shall have delivered to New Fund a certificate identifying all of the assets of Existing Fund held by such custodian as of the Valuation Time.

n.	That Existing Fund’s transfer agent shall have provided to New Fund (i) the originals or true copies of all of the records of Existing Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of Existing Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder.

o.	Reserved.

p.	Reserved.

q.	That Existing Fund shall have executed and delivered to New Fund an instrument of transfer dated as of the Exchange Date pursuant to which Existing Fund will assign, transfer and convey all of the assets and other property to New Fund at the Valuation Time in connection with the transactions contemplated by this Agreement.

9.	Conditions of Existing Fund’s obligations.

The obligations of Existing Fund hereunder shall be subject to the following conditions:

a.	That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the affirmative vote of (i) at least a majority of the Trustees of Skyline (including a majority of those Trustees who are not “interested persons” of Skyline, as defined in Section 2(a)(19) of the 1940 Act); (ii) at least a majority of the Trustees of Managers AMG Funds (including a majority of those Trustees who are not “interested persons” of Managers AMG Funds, as defined in Section 2(a)(19) of the 1940 Act); and (iii) shareholders owning at least 50% of the outstanding shares of Existing Fund.

b.	Reserved.

c.	That Managers AMG Funds, on behalf of New Fund, shall have executed and delivered to Existing Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which New Fund will assume all of the Liabilities of Existing Fund.

d.

That Managers AMG Funds, on behalf of New Fund, shall have furnished to Existing Fund a statement, dated the Exchange Date, signed on behalf of New Fund by Managers AMG Funds’ President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Exchange Date all representations and warranties of New Fund made in this Agreement are true and correct in all material respects as if made at and as of such Exchange Date, and that New Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

e.	That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

f.	That Existing Fund shall have received an opinion of Ropes & Gray LLP, in form satisfactory to Existing Fund and dated the Exchange Date, to the effect that (i) Managers AMG Funds is a business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and, to the knowledge of such counsel, is not required to qualify to do business as a foreign association in any jurisdiction except as may be required by state securities or blue sky laws, and that New Fund is a validly established series thereof, (ii) this Agreement has been duly authorized, executed, and delivered by Managers AMG Funds, on behalf of New Fund, and, assuming due authorization, execution and delivery of this Agreement by Skyline, on behalf of Existing Fund, is the valid and binding obligation of New Fund, (iii) the New Fund Merger Shares to be delivered to Existing Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and nonassessable by New Fund and no shareholder of New Fund has any preemptive right to subscription or purchase in respect thereof, (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Managers AMG Funds’ Agreement and Declaration of Trust, as amended, or Bylaws, or any provision of any agreement known to such counsel to which Managers AMG Funds or New Fund is a party or by which it is bound, it being understood that with respect to investment restrictions as contained in Managers AMG Funds’ Agreement and Declaration of Trust, Bylaws, then current prospectus or statement of additional information, such counsel may rely upon a certificate of an officer of Managers AMG Funds whose responsibility it is to advise Managers AMG Funds and New Fund with respect to such matters, and (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Managers AMG Funds, on behalf of New Fund, of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws and the H-S-R Act.

g.	That Existing Fund shall have received an opinion of Ropes & Gray LLP dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, generally for federal income tax purposes: (i) The transactions contemplated by this Agreement will constitute a reorganization within the meaning of Section 368(a) of the Code, and Existing Fund and New Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code, (ii) no gain or loss will be recognized by Existing Fund upon the transfer of its Investments to New Fund in exchange for the New Fund Merger Shares or upon the distribution of the New Fund Merger Shares by Existing Fund to its shareholders in liquidation, pursuant to this Agreement, (iii) no gain or loss will be recognized by New Fund upon receipt of the Investments of Existing Fund in exchange for New Fund Merger Shares and the assumption by New Fund of the liabilities of Existing Fund pursuant to this Agreement, (iv) the basis in the hands of New Fund of the Investments of Existing Fund transferred to New Fund in the reorganization will be the same as the basis of such Investments in the hands of Existing Fund immediately prior to the transfer, (v) the holding periods of the Investments of Existing Fund in the hands of New Fund will include the periods during which such Investments were held by Existing Fund, (vi) no gain or loss will be recognized by Existing Fund’s shareholders upon the exchange of their shares of Existing Fund for New Fund Merger Shares, (vii) the aggregate basis of the New Fund Merger Shares an Existing Fund shareholder receives in connection with the reorganization will be the same as the aggregate basis of his or her Existing Fund’s shares exchanged therefor, and (viii) Existing Fund shareholder’s holding period for the New Fund Merger Shares will be determined by including the period for which he or she held Existing Fund’s shares exchanged therefor, provided that the shareholder held such Existing Fund’s shares as capital assets.

h.	That all proceedings taken by or on behalf of New Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Existing Fund and Bell, Boyd & Lloyd LLP.

i.	Reserved.

j.	That Existing Fund shall have received from the Commission, any relevant state securities administrator, the FTC and the Department such order or orders as Bell, Boyd & Lloyd LLP deems reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, any applicable state securities or blue sky laws and the H-S-R Act in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

10.	Indemnification.

a.

To the extent permitted by the Declaration of Trust for Managers AMG Funds, Managers AMG Funds, on behalf of New Fund, will indemnify and hold harmless, out of the assets of New Fund but no other assets, Skyline, its trustees and its officers (for purposes of this subparagraph, the “Skyline Indemnifi ed Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Skyline Indemnifi ed Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Skyline Indemnifi ed Parties may be involved or with which any one or more of the Skyline Indemnifi ed Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to Managers AMG Funds or New Fund contained in the Registration Statement or Prospectus/ Proxy Statement, or any amendment or supplement to any thereof, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to Managers AMG Funds or New Fund required to be stated therein or necessary to make the statements relating to Managers AMG Funds or New Fund therein not misleading, including without limitation any amounts paid by any one or more of the Skyline Indemnifi ed Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of Managers AMG Funds. The Skyline Indemnifi ed Parties will notify Managers AMG Funds in writing within ten days after the receipt by any one or more of the Skyline Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Skyline Indemnifi ed Party as to any matters covered by this Section 10(b). Managers AMG Funds shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 10(b), or, if it so elects, to assume at its expense by counsel reasonably satisfactory to the Skyline Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if Managers AMG Funds elects to assume such defense, the Skyline Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. Managers AMG Funds’ obligation under this Section 10(b) to indemnify and hold harmless the Skyline Indemnified Parties shall constitute a guarantee of payment so that Managers AMG Funds will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 10(b) without the necessity of the Skyline Indemnified Parties’ first paying the same.

11.	No broker or finder.

Each of Skyline and Managers AMG Funds represent that there is no person who has dealt with it, who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

12.	Termination.

Existing Fund and New Fund may, prior to the Exchange Date and by the consent of either the trustees of Skyline or the trustees of Managers AMG Funds on behalf of Existing Fund and New Fund, respectively, terminate this Agreement if information not previously known or disclosed results in a material adverse effect on the ability of Managers or SAM, respectively, to perform on its respective agreement with the New Fund. Existing Fund or New Fund, after consultation with counsel and by consent of either’s respective trustees, or an officer authorized by such trustees, may waive any condition to its respective obligations hereunder. If the transactions contemplated by this Agreement have not been substantially completed by March 4, 2008, this Agreement shall automatically terminate on that date unless a later date is agreed to by Existing Fund and New Fund.

13.	Rule 145.

Pursuant to Rule 145 under the 1933 Act, New Fund will, in connection with the issuance of any New Fund Merger Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), issue stop transfer instructions to New Fund’s transfer agent with respect to such shares. Existing Fund will provide New Fund on the Exchange Date with the name of any Existing Fund shareholder who is to the knowledge of Existing Fund an affiliate of Existing Fund on such date.

14.	Covenants, etc. deemed material.

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

15.	Sole agreement; amendments.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

16.	Agreement and declaration of trust.

Copies of the Agreements and Declarations of Trust of Skyline and Managers AMG Funds are on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees of Skyline and Managers AMG Funds, respectively, as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or officers of Skyline or Managers AMG Funds, or shareholders of Existing Fund or New Fund, individually but are binding only upon the assets and property of Existing Fund and New Fund, respectively.

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APPENDIX B

COMPARISON OF INVESTMENT RESTRICTIONS

Comparative Information on Fundamental Investment Restrictions of Existing Fund and New Fund

SUBJECT MATTER OF RESTRICTION	EXISTING FUND	NEW FUND
BORROWING AND SENIOR SECURITIES	The Existing Fund may not issue senior securities or borrow money except (i) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Existing Fund’s assets at the time of borrowing (including the amount borrowed) (the Fund will not purchase securities when its borrowings exceed 5% of the value of its assets), and (ii) in connection with transactions in options, futures, or futures options.	The New Fund may not borrow money, except (i) in amounts not to exceed 331/3% of the value of New Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the New Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this restriction, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with the Fund’s investment policies.

The New Fund may not issue senior securities. For purposes of this restriction, issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the New Fund’s investment policies.

LENDING	The Existing Fund may not make loans to other persons except that it reserves freedom of action, consistent with its other investment policies and restrictions, to purchase bonds or other debt obligations of types commonly offered publicly or privately and purchased by financial institutions, even though the purchase of such debt obligations may be deemed to be making loans.	The New Fund may not make loans, except that the New Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies up to 331/3% of the Fund’s total assets taken at market value, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) lend portfolio securities and participate in an interfund lending program with other series of the Managers AMG Trust provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 331/3% of the value of New Fund’s total assets.

DIVERSIFICATION	The Existing Fund may not: (i) invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except government obligations or bank certificates of deposit and bankers’ acceptances; (ii) acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the outstanding voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding voting securities of any one issuer; (iii) invest more than 5% of its assets (measured at the time of investment) in securities of any issuer with an operating history of less than three years (including predecessors).	The New Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the New Fund.

INDUSTRY CONCENTRATION	The Existing Fund may not invest more than 25% of its assets (valued at the time of investment) in the securities of companies in any one single industry, except government obligations.	The New Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

MARGIN TRANSACTIONS	The Existing Fund may not sell securities short or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures, and options on futures).	No such restriction.

COMMODITIES & COMMODITY CONTRACTS	N/A	The New Fund may not purchase or sell commodities or commodity contracts, except that the New Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the New Fund’s investment policies.

REAL ESTATE	The Existing Fund may not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).	The New Fund may not purchase or sell real estate, except that the New Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage- related securities and (v) hold and sell real estate acquired by the New Fund as a result of the ownership of securities.

UNDERWRITING	The Existing Fund may not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with the sale of securities in accordance with its investment objective, policies, and limitations.	The New Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the New Fund may be deemed to be an underwriter under the Securities Act of 1933.

B-1

Information on Additional Investment Restrictions of the Existing Fund

In addition to the Existing Fund’s fundamental investment restrictions described above, Skyline Funds has adopted certain non-fundamental investment restrictions and policies with respect to the Existing Fund (which may be changed by the Board of Trustees without shareholder approval). Managers AMG Funds does not intend to adopt any additional investment restrictions for the New Fund other than the fundamental investment restrictions described above.

The following table lists the additional, non-fundamental, investment restrictions of the Existing Fund.

SUBJECT MATTER OF RESTRICTION	EXISTING FUND
CONTROL	The Existing Fund may not invest in companies for the purpose of exercising control or management.

INVESTMENT COMPANY OWNERSHIP	The Existing Fund may not acquire securities of other investment companies except (i) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission and (ii) where the acquisition results from a dividend, or a merger, consolidation or other reorganization. In addition to this restriction, the 1940 Act provides that a fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the fund’s assets (valued at the time of investment) in all investment company securities purchased by the fund.

The Existing Fund may not invest in securities of other open- end investment companies.

RESTRICTED SECURITIES	The Existing Fund may not invest more than 15% of its net assets (valued at the time of investment) in restricted securities or securities which are not readily marketable, including (i) securities subject to legal or contractual restrictions on resale, (ii) fixed time deposits or certificates of deposit subject to withdrawal penalties, other than overnight deposits, or (iii) repurchase agreements which expire in excess of seven days.

SMALL-CAPITALIZATION ISSUERS	The Existing Fund may not invest less than 65% of its total assets in common stocks of small capitalization issuers.

FUTURES & OPTIONS	The Existing Fund may not invest in financial futures, options, or options on financial futures.

COMMODITIES	The Existing Fund may not invest in commodities or commodity contracts.

B-2

APPENDIX C

INFORMATION APPLICABLE TO THE NEW FUND SHAREHOLDER GUIDE

Your Account with the New Fund

As an investor, you pay no sales charge to invest in the New Fund or to redeem out of the New Fund. Your purchase or redemption of New Fund shares is based on the New Fund’s share price. The price at which you purchase and redeem your shares is based on the net asset value per share (“NAV”) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the New Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The New Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the New Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the New Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the New Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the New Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Therefore, the New Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem New Fund shares.

Fair Value Policy

The New Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of Managers AMG Funds. Under certain circumstances, the New Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The New Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and not resumed before the New Fund calculates its NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the New Fund calculates its NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	Managers determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the New Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, Managers relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments.

The New Fund may invest in securities that may be thinly traded. The Board of Trustees of Managers AMG Funds has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value.

An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the New Fund’s fair value procedures.

Investing through an Intermediary

If you invest through a third party such as a bank, broker-dealer, or other financial intermediary, rather than directly with the New Fund, the policies, fees, and minimum investment amounts may differ from those described in this shareholder guide. The New Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the New Fund may pay fees to these fi rms in return for participation in these programs for servicing shareholders. The servicing fees are paid out of the assets of the New Fund on an ongoing basis and will increase the cost of your investment.

Managers and/or the distributor may pay compensation (directly and not as an expense of the New Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of New Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffi liated entities with an incentive to favor sales of shares of the New Fund over other investment options. Any such payments will not change the NAV or the price of the New Fund’s shares.

Transaction Policies for the New Fund

Opening an Account with the New Fund

In general, a shareholder will be able to set up an account with the New Fund either through a registered fi nancial professional or on their own, by submitting a completed application to the New Fund with an initial investment. The account application must be in “good order” before it can be processed; that is, the application must contain all of the information and documentation requested. Failing to provide the requested information may delay the purchase date or result in a rejection of the application and return of investment monies.

Buying and Selling Shares of the New Fund

You may buy shares of the New Fund once you have an account. You also may buy additional shares or sell your shares anytime. When you buy or sell New Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. The New Fund’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York Time.

Redemption Fee

The New Fund will deduct a redemption fee of 2.00% (the “Redemption Fee”) from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of shares of the New Fund are conducted on a first in/fi rst out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed fi rst and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the New Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee will not apply to redemptions (including redemptions by exchange) (1) of shares purchased through reinvestment of dividend or capital gain distributions and (2) under hardship circumstances (as determined by Managers in its discretion, based on a case-by-case analysis). Short-term trades not subject to a Redemption Fee as a result of these exceptions may result in additional costs to the New Fund that would have been otherwise recouped, in whole or in part, if a Redemption Fee were applied. The Redemption Fee will only apply to redemptions of shares purchased through a fi nancial intermediary such as a broker, retirement plan administrator, bank or trust company if the fi nancial intermediary has indicated that it will administer the Redemption Fee. If you invest through a fi nancial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The New Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time upon 60 days’ advance notice to shareholders.

Processing Orders

If you sell shares in the New Fund, the New Fund will send your check to the address we have on fi le for your account. If the sale of your shares follows a purchase by check, the New Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared.

How to Buy and Sell New Fund Shares

	IF YOU WISH TO OPEN AN ACCOUNT AND BUY SHARES...	IF YOU WISH TO ADD SHARES TO YOUR ACCOUNT...	IF YOU WISH TO SELL SHARES*...
THROUGH YOUR REGISTERED INVESTMENT PROFESSIONAL:	Contact your investment adviser or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment adviser or other investment professional

ON YOUR OWN: BY MAIL	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o U.S. Bancorp Funds Services, LLC PO Box 701 Milwaukee, WI 53201	Send a letter of instruction and a check payable to Managers to: Managers c/o U.S. Bancorp Funds Services, LLC PO Box 701 Milwaukee, WI 53201 (Include your account number and fund name on your check)

Write a letter of instruction containing:

•        Name of the Fund

•        Dollar amount or number of shares you wish to sell

•        Your name

•        Your account number

•        Signatures of all account owners

Mail your letter to:

Managers

c/o U.S. Bancorp Funds Services, LLC

PO Box 701

Milwaukee, WI 53201

BY TELEPHONE	Not available	If your account has already been established, call the New Fund at 800.828.2759	If you elected telephone redemption privileges on your account application, call the New Fund at 800.828.2759. Telephone redemptions are available only for redemptions of less than $50,000.

OVER THE INTERNET	Not available	Not available	Visit the Web site at www.managersinvest.com

BY BANK WIRE	Not available

Instruct your bank to wire monies to:

U.S. Bank, N.A.

777 East Wisconsin Avenue Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account #112-952-137

Further Credit:

(name of Fund to be purchased) (shareholder registration) (shareholder account number)

(Your bank may charge you a fee for this service; call the New Fund at 800.828.2759 if you have questions)

Available if bank wire instructions are on fi le for your account

*	Redemptions of $50,000 and over require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Association. Telephone redemptions are available only for redemptions that are below $50,000.

Investment Minimums

Your cash investments in the New Fund must be in U.S. dollars. The New Fund does not accept third-party or “starter” checks.

SKYLINE SPECIAL EQUITIES PORTFOLIO (NEW FUND)	INITIAL INVESTMENT	ADDITIONAL INVESTMENTS
Regular Accounts	$2,000	$100
Individual Retirement Accounts	$1,000	$100

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and trustees of Managers AMG Funds and other funds of the Managers Family of Funds, as well as their family members; current or retired offi cers, directors, and employees of AMG and certain participating affi liated companies of AMG, including Skyline; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, father/mother-in-laws, sister/brother-in-laws, daughter/son-in-laws, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, the New Fund or its distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

Signature Guarantee

If you are selling $50,000 or more worth of shares, you will need to provide the New Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareowners added protection because it guarantees that the person who signs the transaction request is the actual shareowner or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker/dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

Unauthorized Transactions

The New Fund is not responsible for any losses due to unauthorized transactions as long as the New Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the New Fund at 800.828.2759 for instructions.

Limitations on the New Fund

The New Fund may restrict or limit certain transactions including but not limited to the following examples:

•	Redeem your account if its value falls below $500 due to redemptions you make, but not until after the New Fund gives you 60 days’ notice and the opportunity to reestablish your account balance;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;

•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the New Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Frequent Trading Policy”) This determination is at Manager’s discretion, based on a case-by-case analysis consistent with the Managers AMG Fund’s policies and procedures regarding frequent trading; and

•	End or change the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

Frequent Trading Policy

The Board of Trustees of the Managers AMG Funds has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the New Fund, commonly referred to as “market timing.” These activities may disrupt management of the New Fund’s portfolios, increase the New Fund’s expenses, and have a negative impact on the New Fund’s performance.

To help prevent frequent trading, Managers monitors the trading activities of New Fund accounts on a daily basis, including large accounts maintained directly with the New Fund’s transfer agent. If Managers determines that an account shows a pattern of excessive trading and/ or excessive exchanging among the Managers family of funds, Managers reviews the account’s activities and may warn the account owner and/or restrict the account. Managers also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

The New Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if Managers believes that a shareholder is engaging in market timing activities that may harm the New Fund and its shareholders. Transactions accepted by a fi nancial intermediary that violate the New Fund’s frequent trading policies are not considered to be acceptable by the New Fund, and the New Fund may reject them on the next business day after the fi nancial intermediary has received them.

Although the New Fund uses reasonable efforts to prevent market timing activities in the New Fund, its efforts may not always succeed. For example, although the New Fund strives to apply these policies and procedures uniformly to all accounts, the New Fund receives certain purchase, exchange, and redemption orders through fi nancial intermediaries that maintain omnibus accounts with the New Fund. Although the New Fund has attempted to put safeguards in place to ensure that fi nancial intermediaries have implemented procedures designed to deter market timing, the New Fund’s ability to detect frequent trading activities by investors who hold shares through fi nancial intermediaries will still be limited by the ability of the New Fund and such intermediaries to monitor for a pattern of excessive trading and/or excessive exchanging within an omnibus account.

Investor Services

Automatic Investments

You may arrange to make automatic deductions at regular intervals from a designated bank account.

Automatic Reinvestment Plan

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the New Fund.

Automatic Redemptions

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the New Fund will complete the redemption on the next business day.

Retirement Plans

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call the New Fund at 800.828.2759 to get more information and an IRA kit.

Exchange Privileges

To enhance your investment flexibility, Managers allows you to exchange your shares of the New Fund for other funds managed by Managers that are not subject to a sales charge (load). Not all funds managed by Managers offer all classes of shares or are open to new investors.

•

The value of the shares exchanged must meet the minimum purchase requirement of the fund for which you are exchanging them. There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences.

•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing; by telephone (if elected on the application); by Internet; or through your investment adviser, bank, or investment professional. Normally, the New Fund will execute the entire exchange transaction in a single business day.

Be sure to read the Prospectus of any fund that you are considering for an exchange. When you purchase the fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The New Fund may discontinue, alter, or limit the exchange privileges at anytime.

Account Statements

The New Fund will send you quarterly and yearly statements with details about your account activity. The New Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from the New Fund. In addition, you will receive a confirmation after each trade execution.

Dividends and Distributions

The New Fund normally declares and pays any income dividends and net capital gain distributions annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the New Fund will do this automatically unless you request otherwise. You may also change your election anytime by giving the New Fund written notice at least 10 days before the scheduled payment date.

Changes to Accounts

The New Fund will mail correspondence and other materials to the address on fi le for you. Please notify the New Fund immediately of any changes to your address or to other information that might affect your account.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SKYLINE FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD December 18, 2007	PROXY

By my signature below, I appoint William M. Dutton and Christine C. Carsman, so long as they remain officers of Skyline Funds in good standing, and either one of them, as my proxies and attorneys in fact, with power of substitution, to vote, acting alone or together, all shares of the Skyline Special Equities Portfolio (the “Fund”) that I am entitled to vote at the special meeting(s) of shareholders of the Fund (the “Special Meeting”) to be held at 311 South Wacker Drive, 18th Floor, Chicago, Illinois 60606, on December 18, 2007, at 10:00 a.m. (Chicago Time), and at any adjournments of the Special Meeting, in the manner directed herein. The proxies shall have all the powers that I would possess if I were present. I hereby revoke any prior proxy and I ratify and confirm that all the proxies, or either of them, may lawfully do on my behalf. I acknowledge receipt of the notice of the Special Meeting and the combined proxy statement/prospectus, dated October 26, 2007.

These proxies shall vote my shares according to my instructions given below with respect to the proposal. I understand that the Board of Trustees recommends that I vote “FOR” the proposals as described in the proxy statement/prospectus. If I do not provide an instruction below, I understand that the proxies will vote my shares “FOR” the proposal in accordance with the Board of Trustees’ recommendation. The proxies will vote on any other matter that may arise in the meeting in accordance with their best judgment.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date 18237_SKY_102607

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

This Proxy is solicited by the Board of Trustees of Skyline Funds in support of the proposals.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

		FOR	AGAINST	ABSTAIN
1.	To approve the Reorganization, as defined and described in the combined proxy statement/prospectus related to the Special Meeting of Shareholders of the Fund to be held on December 18, 2007.	☐	☐	☐

18237_SKY_102607